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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VIVUS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VIVUS, INC.
1172 Castro Street
Mountain View, CA 94040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 15, 2013

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VIVUS, Inc., a Delaware corporation, (sometimes referred to herein as the Company), will be held on Monday, July 15, 2013, at 8:00 a.m., Pacific time, at 351 East Evelyn Avenue, Mountain View, CA 94041 for the following purposes:

  1.
  To elect nine directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

  2.
  To approve, on an advisory basis, our executive compensation.

  3.
  To ratify the appointment of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

  4.
  If presented by First Manhattan Co. and its affiliates, or First Manhattan, to consider and act upon a stockholder proposal that First Manhattan has indicated that they intend to propose at the Annual Meeting to repeal any bylaw amendment in effect at the time of the Annual Meeting that is not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and is inconsistent with the election of First Manhattan's nine nominees, or the First Manhattan Nominees, for election to our board of directors, or the Board, at the Annual Meeting.

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on May 31, 2013 are entitled to notice of and to vote at the Annual Meeting.

        Our Board of Directors has selected the nine persons named in the attached Proxy Statement as its nominees for election to the Board of Directors at the Annual Meeting. Each of our nominees is currently serving as a director of the Company.

        Please note that on May 1, 2013, in connection with its previously announced intention to present proposals at the Annual Meeting, First Manhattan filed with the United States Securities and Exchange Commission, or SEC, a preliminary proxy statement. On May 24, 2013, First Manhattan filed with the SEC an amended preliminary proxy statement. On June 3, 2013, First Manhattan filed with the SEC its definitive proxy statement presenting proposals to (i) nominate nine nominees for election to the Board at the Annual Meeting, or the First Manhattan Nominees, (ii) vote against the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, (iii) ratify the appointment of OUM & Co., LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and (iv) repeal any bylaw amendment in effect at the time of the Annual Meeting that was not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting. We do not endorse the election of any of the First Manhattan Nominees to become a director. You may receive proxy solicitation materials from First Manhattan, including an opposition proxy statement and a white proxy card. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE BOARD'S NOMINEES USING THE ENCLOSED GOLD PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF FIRST MANHATTAN. Even if you have previously signed a white proxy card sent by or on behalf of First Manhattan, you have the right to change your vote by telephone or by Internet by following the instructions on the GOLD proxy card, or by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted. We urge you to disregard any white proxy card sent to you by or on behalf of First Manhattan.

        We are not responsible for the accuracy of any information provided by or relating to First Manhattan and their nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, First Manhattan or any other statements that First Manhattan may otherwise make. First Manhattan chooses which stockholders receive its proxy solicitation materials.

        If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

MORROW & CO., LLC
470 West Avenue
Stamford, CT 06902

Stockholders May Call Toll-Free: (800) 662-5200
Banks & Brokers May Call Collect: (203) 658-9400
Email: vivusinfo@morrowco.com

By order of the Board of Directors

Leland F. Wilson Chief Executive Officer

Mountain View, California
June 3, 2013

YOUR VOTE IS IMPORTANT

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY TELEPHONE, BY THE INTERNET, OR BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF SUCH STOCKHOLDER HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 15, 2013. The Proxy Statement and our Annual Report on Form 10-K for fiscal year 2012, as supplemented by a Form 10-K/A, are available electronically at www.morrowco.com/VIVUS.

i

Annexes:
Annex A	VIVUS's Board of Directors and Certain Executive Officers	A-1
Annex B	Information Concerning Persons who are Participants in VIVUS's Solicitation of Proxies	B-1

ii

VIVUS, INC.

PROXY STATEMENT FOR THE 2013
ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed GOLD proxy card is solicited on behalf of the Board of Directors, or the Board, of VIVUS, Inc., a Delaware corporation, or the Company, for use at the Annual Meeting of Stockholders, or the Annual Meeting, to be held on Monday, July 15, 2013, at 8:00 a.m. (Pacific time), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 351 East Evelyn Avenue, Mountain View, CA 94041.

        We are sending the Notice, the Proxy Statement and other related materials on or about June 5, 2013 to all stockholders entitled to vote at the Annual Meeting. Our principal executive office is located at 1172 Castro Street, Mountain View, CA 94040. Our telephone number is (650) 934-5200. Our website is www.vivus.com. We make our current and periodic reports that are filed with the Securities and Exchange Commission, or the SEC, available, free of charge, on our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

        On May 1, 2013, in connection with its previously announced intention to present proposals at the Annual Meeting, First Manhattan filed with the SEC a preliminary proxy statement. On May 24, 2013, First Manhattan filed with the SEC an amended preliminary proxy statement. On June 3, 2013, First Manhattan filed with the SEC its definitive proxy statement presenting proposals to (i) nominate nine nominees for election to the Board at the Annual Meeting, (ii) vote against the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, (iii) ratify the appointment of OUM & Co., LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and (iv) repeal any bylaw amendment in effect at the time of the Annual Meeting that was not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting.

        The First Manhattan Nominees are NOT endorsed by our Board of Directors. We urge stockholders NOT to vote or execute any white proxy card that you may receive from First Manhattan. Instead, our Board of Directors urges you to use the GOLD proxy card to vote "FOR ALL" of our nominees for director: Leland F. Wilson, Peter Y. Tam, Mark B. Logan, J. Martin Carroll, Charles J. Casamento, Ernest Mario, Ph.D., Jorge Plutzky, M.D., Linda M. Dairiki Shortliffe, M.D. and Robert N. Wilson.

        We are not responsible for the accuracy of any information provided by or relating to First Manhattan and their nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, First Manhattan or any other statements that First Manhattan may otherwise make. First Manhattan chooses which stockholders receive its proxy solicitation materials.

 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR 2013 ANNUAL MEETING OF STOCKHOLDERS

Q:
Why am I receiving these materials?

A:
The Board of Directors is providing these proxy materials to you in connection with our Annual Meeting, which will take place on July 15, 2013. As a stockholder as of the close of business on May 31, 2013 you are invited to attend the Annual Meeting and are entitled to, and requested to, vote your shares on the proposals described in this Proxy Statement.

Q:
What information is contained in these materials?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Our 2012 Annual Report, which includes our audited consolidated financial statements, has also been filed with the SEC and is included herewith.

Q:
What proposals will be voted on at the Annual Meeting?

A:
Stockholders will vote on four proposals at the Annual Meeting:

•
the election to the Board of nine director nominees (Proposal No. 1);

•
advisory approval of the Company's executive compensation (Proposal No. 2);

•
the ratification of the appointment of OUM & Co. LLP, or OUM, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 (Proposal No. 3); and

•
if presented by First Manhattan, a proposal to repeal any bylaw amendment in effect at the time of the Annual Meeting that is not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting, or the Bylaw Repeal Proposal (Proposal No. 4).

Q:
Have other candidates been nominated for election as directors at the Annual Meeting in opposition to the Board's nominees?

A:
Yes. First Manhattan has notified the Company of its intent to nominate a slate of nine nominees for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board. Our Board does not endorse any First Manhattan Nominee. As described above, the Board has selected the nine persons named in Proposal No. 1 as its nominees for election to the Board at the Annual Meeting and unanimously recommends that you vote FOR the election of each of the nominees proposed by our Board by using the GOLD proxy card accompanying this Proxy Statement. Our Board strongly urges you not to sign or return any white proxy card sent to you by First Manhattan.

Q:
How does the Board recommend I vote on these proposals?

A:
Our Board recommends that you vote your shares:

•
"FOR ALL" of the Board's nine director nominees named in this Proxy Statement (Proposal No. 1);

•
"FOR" the proposal regarding advisory approval of the Company's executive compensation (Proposal No. 2);

  •
  "FOR" the ratification of the appointment of OUM & Co. LLP as our independent registered public accounting firm (Proposal No. 3); and

  •
  "AGAINST" the Bylaw Repeal Proposal (Proposal No. 4).

Q:
Who is entitled to vote?

A:
Stockholders of record at the close of business on May 31, 2013, or the Record Date, are entitled to notice and to vote at the Annual Meeting.

Q:
How many shares can vote?

A:
At the Record Date, approximately 100,796,624 shares of our Common Stock, par value $0.001, were issued and outstanding and held of record by approximately 3,227 stockholders. At the Record Date, we did not have any shares of Preferred Stock outstanding.

Q:
What shares can I vote?

A:
You may vote all of the VIVUS shares owned by you as of the close of business on the record date of May 31, 2013. Each stockholder is entitled to one vote for each share held as of the Record Date on all matters presented at the Annual Meeting. Stockholders will not be entitled to cumulate their votes in the election of directors.

  A list of stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at 351 East Evelyn Avenue, Mountain View, CA 94041 for a period of at least ten days prior to the Annual Meeting.

Q:
How many directors can I vote for?

A:
Stockholders can vote for up to nine nominees for director. We recommend that you vote "FOR ALL" of our nominees for director.

Q:
What is the difference between a "beneficial holder" and a "stockholder of record"?

A:
Whether you are a "beneficial holder" or a "stockholder of record" with respect to your shares depends on how you hold your shares:

•
Beneficial Holders:  Most stockholders hold their shares through a broker, bank or other nominee (that is, in "street name") rather than directly in their own names. If you hold shares in street name, you are a "beneficial holder" of those shares, and the proxy materials, together with a GOLD voting instruction form, will be forwarded to you by your broker, bank or other nominee.

•
Stockholders of Record:  If you hold shares directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the "stockholder of record" with respect to those shares, and the proxy materials, together with a GOLD proxy card, have been sent directly to you by us.

Q:
Can I attend the Annual Meeting? What do I need for admission?

A:
You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial holder as of the close of business on May 31, 2013, or you hold a valid legal proxy for the Annual Meeting. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of the GOLD voting instruction form provided by your broker, bank or other nominee, a legal proxy, or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

  You may obtain directions to the Annual Meeting by contacting our Corporate Secretary via email at corporatesecretary@vivus.com, via telephone at 650-934-5200, via fax at 650-934-5389 or via mail to VIVUS, Inc., 351 East Evelyn Avenue, Mountain View, CA 94041, Attention: Corporate Secretary.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
If you hold VIVUS shares as the stockholder of record, you have the right to vote those shares in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the meeting or, if you received a printed set of the proxy materials by mail, by submitting at the meeting the GOLD proxy card enclosed with the proxy materials you received. Since a beneficial holder is not the stockholder of record, if you are a beneficial holder of VIVUS shares, you may not vote those shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting using the ballot provided at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described in the answer to the question immediately below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Even if you plan to attend the Annual Meeting, we recommend that you vote in advance of the Annual Meeting. You may vote in advance of the Annual Meeting by any of the following methods:

•
Vote by Mail.  If you are a stockholder of record (that is, if you hold VIVUS shares in your own name), you may vote by completing, signing and dating the enclosed GOLD proxy card where indicated and by mailing or otherwise returning the GOLD proxy card in the envelope provided to you. You should sign your name exactly as it appears on the GOLD proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity. If your shares are held in the name of a bank, broker or other holder of record (that is, in "street name"), you may vote by completing, signing and dating the GOLD voting instruction form provided to you where indicated and by mailing or otherwise returning the GOLD voting instruction form in the envelope provided to you. Mailed GOLD proxy cards or GOLD voting instruction forms should be returned in the envelope provided to you with your GOLD proxy card or GOLD voting instruction form, and should be received by 6:00 a.m. (Pacific Time) on Monday, July 15, 2013.

•
Vote by Internet or Telephone.  If you are a stockholder of record (that is, if you hold your shares in your own name), you may vote by the Internet by logging on to the website listed on the GOLD proxy card, entering your control number located on the GOLD proxy card and voting by following the on screen prompts. You may also vote by telephone by calling the toll-free touchtone voting number listed on the GOLD proxy card, entering your control number located on the GOLD proxy card and following the touchtone prompts. If your shares are held in street name, and if the bank or broker offers Internet and telephone voting, you will receive instructions from them that you must follow in order for your shares to be voted. If you vote by the Internet or by telephone, you do not need to return your GOLD proxy card to the Company or GOLD voting instruction form to your broker. Internet and telephone voting facilities will close at 6:00 a.m. (Pacific Time) on Monday, July 15, 2013 for the voting of shares held by stockholders of record. Internet and telephone voting facilities will close at 11:59 p.m. (Pacific Time) on Sunday, July 14, 2013 for the voting of shares held in street name.

  Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed GOLD proxy card or GOLD voting instruction form. Please vote promptly.

Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares are registered differently or are in more than one account, you will receive a GOLD proxy card or GOLD voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to complete, sign, date and return each GOLD proxy card or GOLD voting instruction form you receive or to submit your proxy or voting instructions by telephone or over the Internet.

  To ensure stockholders have the Company's latest proxy information and materials to vote, the Board of Directors expects to conduct multiple mailings prior to the date of the Annual Meeting and, as a result, you may receive more than one copy of the GOLD proxy card or GOLD voting instruction form regardless of whether or not you have previously submitted your proxy or voting instructions. Whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return a GOLD proxy card or GOLD voting instruction form in the postage-paid envelope provided, or vote electronically over the Internet or by telephone, as promptly as possible. Only the latest dated proxy or voting instructions you submit will be counted.

Q:
What should I do if I receive a proxy card or voting instruction form from or on behalf of First Manhattan?

A:
As described above, on May 1, 2013, in connection with its previously announced intention to present proposals at the Annual Meeting, First Manhattan filed with the SEC a preliminary proxy statement. On May 24, 2013, First Manhattan filed with the SEC an amended preliminary proxy statement. On June 3, 2013, First Manhattan filed with the SEC its definitive proxy statement presenting proposals to (i) nominate nine nominees for election to the Board at the Annual Meeting, (ii) vote against the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, (iii) ratify the appointment of OUM & Co., LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and (iv) repeal any bylaw amendment in effect at the time of the Annual Meeting that was not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting. You may receive proxy solicitation materials from First Manhattan, including an opposition proxy statement and white proxy card. OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF FIRST MANHATTAN. If you have previously signed a white proxy card sent by or on behalf of First Manhattan, you have the right to change your vote. If you are a stockholder of record, you may change your vote by marking, dating, signing and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by following the instructions on the GOLD proxy card to submit your proxy electronically over the Internet or by telephone. A later dated proxy submitted to First Manhattan would also revoke a prior proxy granted to us. If you are a beneficial holder, please follow the voting instructions provided by your bank, broker or other nominee to change your vote. Only the latest dated proxy card you vote will be counted.

  We urge you to disregard any white proxy card or white voting instruction form sent to you by or on behalf of First Manhattan or on behalf of anyone other than VIVUS. Please note that if you submit a white proxy card or white voting instruction form to "WITHHOLD" authority to vote your shares with respect to any First Manhattan Nominees, that submission will not cause your shares to be counted as a vote "FOR" any of our Board's nominees and will result in the revocation of any previous proxy or voting instructions you may have submitted using our GOLD proxy card or GOLD voting instruction form.

Q:
How will my shares be voted if I do not provide specific voting instructions in the GOLD proxy card or GOLD voting instruction form that I submit?

A:
If you submit a GOLD proxy card or GOLD voting instruction form without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting.

Q:
Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting.

•
If you are a stockholder of record, you may change your vote or revoke your proxy by: (1) delivering to VIVUS, Inc., 351 East Evelyn Avenue, Mountain View, CA 94041, Attention: Corporate Secretary, a written notice of revocation of your proxy; (2) submitting an authorized proxy bearing a later date using one of the alternatives described above under "How can I vote my shares without attending the Annual Meeting?"; or (3) attending the Annual Meeting and voting in person. Attendance at the meeting in and of itself, without voting in person at the meeting, will not cause your previously granted proxy to be revoked.

•
If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

  Please note that the submission of a later dated proxy card or voting instruction form, including any white proxy card or white voting instruction form that you may have received from First Manhattan or on behalf of anyone other than us, will revoke any proxy or voting instructions you may have previously submitted by telephone, over the Internet or by mail, including by using a GOLD proxy card or GOLD voting instruction form. Accordingly, please note that if you submit a white proxy card or white voting instruction form to "WITHHOLD" authority to vote your shares with respect to any of the First Manhattan Nominees, that submission will not cause your shares to be counted as a vote "FOR" any of the Board's nominees and will result in the revocation of any previous proxy or voting instructions you may have submitted using our GOLD proxy card or GOLD voting instruction form.

  OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF FIRST MANHATTAN.

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the

  Inspector of Election, who will be a representative of IVS Associates, Inc., to determine whether or not a quorum is present. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. See "What effect do withhold votes, abstentions and broker non-votes have on the proposals?" below for more information concerning the effect of withhold votes, abstentions and broker non-votes.

Q:
What if a quorum is not present at the Annual Meeting?

A:
If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a quorum is initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Q:
What vote is required to approve each of the proposals?

A:
Election of Directors.    Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the nine nominees receiving the most votes will be elected. Only votes cast "FOR" a nominee will be counted. If you submit the GOLD proxy card or GOLD voting instruction form and do not indicate otherwise, your shares will be voted "FOR ALL" of the nine nominees named in Proposal No. 1 in this Proxy Statement.

  Other Proposals.    The proposals regarding advisory approval of the Company's executive compensation, the ratification of the appointment of OUM and the Bylaw Repeal Proposal, each requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal. Please note, however, that the proposals regarding the advisory approval of the Company's executive compensation and the ratification of OUM are advisory only and will not be binding on the Company, the Board or any committee of the Board. The results of the votes on these two advisory proposals will be taken into consideration by the Company, the Board or the appropriate committee of the Board, as applicable, when making future decisions regarding these matters.

Q:
What effect do withhold votes, abstentions and broker non-votes have on the proposals?

A:
Withhold Votes.    Only the nine nominees receiving the most "FOR" votes will be elected as directors. Withhold votes will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting but will not be counted in determining the outcome of the election of directors.

  Abstentions.    Pursuant to Delaware law, abstentions are counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal, other than the election of directors. We intend to treat abstentions in this manner. With respect to the election of directors, only the nine nominees receiving the most "FOR" votes will be elected as directors. For all other proposals, abstentions will have the same effect as a vote against the proposal. Abstentions will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

  Broker Non-Votes.    For brokerage accounts that receive proxy materials from or on behalf of both the Company and First Manhattan, all items listed in the notice for the meeting will be considered non-routine matters. In that case, if you do not submit any voting instructions to your broker, your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from us, a broker is entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of OUM as the

  Company's independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial holder on certain non-routine items, such as the election of directors, the advisory approval of the Company's executive compensation and the Bylaw Repeal Proposal. If you are a beneficial holder and want your vote to count on these non-routine proposals, it is critical that you instruct your broker how to vote your shares. Consequently, if you receive proxy materials only from us and you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of OUM. If your shares are voted on this item as directed by your broker, your shares will constitute "broker non-votes" on each of the non-routine items and will not be counted in determining the number of shares necessary for approval of the non-routine items, although they will count for purposes of determining whether a quorum exists.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If you grant a proxy on the GOLD proxy card solicited by us, Leland F. Wilson and Timothy E. Morris, the persons named as proxy holders (who are officers of the Company), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

  Other than matters and proposals described in this Proxy Statement, we have not received valid notice of any other business to be acted upon at the Annual Meeting.

Q:
Who will count the votes?

A:
The Inspector of Election appointed for the Annual Meeting, who will be a representative of IVS Associates, Inc., will separately tabulate the affirmative and negative votes, withheld votes, abstentions and broker non-votes.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will report voting results by filing a Current Report on Form 8-K within four business days following the date of the Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear the entire cost of soliciting proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, and any additional solicitation material furnished to our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses. We have retained the services of Morrow & Co., LLC to solicit proxies, for which we estimate that we will pay a fee not to exceed $400,000.

  Morrow has informed us that it intends to employ approximately 50 persons to solicit proxies. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, by mail, facsimile, telephone, telegraph, Internet, in person and by advertisement. Our expenses related to the solicitation of proxies, including fees for attorneys and other advisers and advertising, printing and related costs, but excluding salaries and wages of our regular employees, are currently expected to be approximately $4,045,000, of which $611,000 has been incurred to date.

Q:
Are proxy materials for the 2013 Annual Meeting available electronically?

A:
Yes. This Proxy Statement and our Annual Report on Form 10-K for fiscal year 2012, as supplemented by a Form 10-K/A, are available electronically at www.morrowco.com/VIVUS.

Q:
Who can I contact if I have questions or need assistance in voting my shares, or if I need additional copies of the proxy materials?

A:
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at:

MORROW & CO., LLC
470 West Avenue
Stamford, CT 06902

Stockholders May Call Toll-Free: (800) 662-5200
Banks & Brokers May Call Collect: (203) 658-9400
Email: vivusinfo@morrowco.com

PARTICIPANTS IN THE PROXY SOLICITATION

        Under applicable regulations of the SEC, in addition to the Company, each person who is a member of the Board and each person who is an executive officer of the Company listed below under "VIVUS's Board of Directors and Certain Executive Officers" in Annex A is deemed to be a "participant" in the proxy solicitation. Information relating to the participants in our solicitation is contained in Annex A and Annex B attached hereto. Proxies may also be solicited by certain of our regular employees, without additional compensation.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview of Election of Directors

        Our bylaws currently authorize a Board of Directors of nine directors. On the recommendation of our Nominating and Governance Committee, the Board of Directors has nominated Leland F. Wilson, Peter Y. Tam, Mark B. Logan, J. Martin Carroll, Charles J. Casamento, Ernest Mario, Ph.D., Jorge Plutzky, M.D., Linda M. Dairiki Shortliffe, M.D. and Robert N. Wilson for election as directors. All nine nominees are currently members of the Board of Directors.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees named below. In the event that any of our nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible.

        All directors hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors or executive officers.

Background to the Board's Recommendation in Favor of Our Nominees

        We believe that each of our nine nominees has professional experience in areas relevant to our strategy and operations and offers experience, leadership and continuity at a critical time for our future. We also believe that our nominees have other attributes necessary to create an effective board of directors: high personal and professional ethics, integrity and values; vision and strategic perspective; experience with regulatory and government processes; practical judgment and excellent decision-making skills; the ability to devote significant time to serve on our Board and its committees and to work in a collaborative manner with other Board members; and a commitment to representing the interests of all our stockholders.

        In addition, our seven independent directors, who comprise three-quarters of our Board, bring valuable experience and leadership in critical areas. Our independent directors serve significant roles on our Board committees. In light of their complementary experience, relevant expertise, and diverse industry and educational backgrounds, these nominees provide the Board with the executive leadership necessary to lead us into the future.

        More information regarding our Board nominees is set forth below.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE BOARD'S NINE NOMINEES FOR DIRECTOR ON THE ENCLOSED GOLD PROXY CARD OR GOLD VOTING INSTRUCTION FORM. OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF FIRST MANHATTAN.

        The persons named as proxies intend to vote the proxies "FOR ALL" of these nominees unless you indicate on the GOLD proxy card or GOLD voting instruction form a vote to "WITHHOLD" your vote or a vote "FOR ALL EXCEPT" any of the nominees. If for some reason any director nominee is unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board, and unless you indicate otherwise on the GOLD proxy card or GOLD voting instruction form, the proxies will be voted in favor of the remaining nominees. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the SEC's rules and regulations.

Background to Potential Contested Solicitation

        On March 7, 2013, First Manhattan announced its intention to nominate a slate of directors for election to our Board of Directors at the 2013 Annual Meeting and present a proposal to repeal any bylaw amendment in effect at the time of the Annual Meeting that was not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting. First Manhattan provided the Company with the identity of its six nominees for election to the Board at the Annual Meeting as well as two alternate/additional nominees.

        In a letter dated March 21, 2013, First Manhattan requested, pursuant to Section 220 of the General Corporation Law of the State of Delaware, or DGCL, to inspect certain books and records of the Company relating to ownership of the Company's stock; it also submitted a proposed confidentiality agreement to govern its use of such information. In a letter dated March 29, 2013, the Company notified First Manhattan that it was willing to provide the requested information provided that First Manhattan execute a revised form of the proposed confidentiality agreement and reimburse the Company for its reasonable costs incurred in producing such information. As of May 30, 2013, First Manhattan had executed the confidentiality agreement and reimbursed the Company for its costs incurred in producing such information.

        In a letter dated April 2, 2013, the Company requested that the Nominating and Governance Committee of the Board of Directors be given the opportunity to evaluate and interview each First Manhattan Nominee for election to the Board of Directors. The Company enclosed with its letter an abbreviated version of the Company's standard directors and officers questionnaire regarding director independence and related matters and requested that each such nominee complete it and return a copy to the Nominating and Governance Committee.

        In a letter dated April 9, 2013, First Manhattan informed the Company that it was willing to make its nominees for election to the Board of Directors available for interviews by the Nominating and Governance Committee, and such nominees were willing to undertake such interview and provide the Nominating and Governance Committee with completed copies of the director nominee questionnaire, provided that the Company would first agree with First Manhattan to announce the date of the Annual Meeting, to be no later than June 30, 2013, and confirm that the Annual Meeting would not be delayed without the mutual written agreement of First Manhattan and the Company. First Manhattan also requested that the interviews of its director nominees by the Nominating and Governance Committee be completed by April 21, 2013.

        In a letter dated April 11, 2013, First Manhattan requested, pursuant to Section 220 of the DGCL, to inspect certain books and records of the Company relating to certain historical (i) regulatory and commercial developments in connection with the Company, (ii) stock trades by former directors of the Company and (ii) financing arrangements of the Company.

        In a letter dated April 12, 2013, the Company, in reply to First Manhattan's letter of April 9, 2013, informed First Manhattan that the evaluation process of the Nominating and Governance Committee did not lend itself to an abbreviated timeline, but that the Nominating and Governance Committee was actively evaluating candidates with the goal of completing such review in the next several weeks. It also informed First Manhattan that the Board of Directors did not believe it was appropriate to enter into an agreement with a single stockholder that would restrict the Board of Directors' ability to comply with its fiduciary obligations to schedule the Annual Meeting on a date and in a manner that is in the best interests of all of the Company's stockholders. It also informed First Manhattan that it remained the Nominating and Governance Committee's expectation and hope that the First Manhattan Nominees for election to the Board of Directors would cooperate in the Nominating and Governance Committee's evaluation of their suitability for nomination for election to the Board of Directors.

        In a letter dated April 15, 2013, First Manhattan informed the Company that it was willing to submit its nominees for election to the Board of Directors for interviews by the Nominating and Governance Committee provided that the Company publicly and firmly commit to a specified meeting date no later than June 30, 2013 and the Committee firmly commit to a near-term date for completion of its interview process.

        In a letter dated April 18, 2013, the Company declined to grant the inspection right sought by First Manhattan in its letter of April 11, 2013 because, in the view of the Company's Delaware counsel, the First Manhattan demand did not state a proper purpose under the DGCL.

        In a letter dated April 19, 2013, the Company, in reply to First Manhattan's letter of April 15, 2013, informed First Manhattan that the Board of Directors believed it was not appropriate to enter into a commitment or agreement with a single stockholder that would restrict the Board of Directors' ability to comply with its fiduciary obligations to schedule the Annual Meeting on a date and in a manner that is in the best interests of all of the Company's stockholders. It also informed First Manhattan that the Nominating and Governance Committee was not in a position to commit to completing its evaluation of nominees for election to the Board of Directors by a near-term date, but that the goal of the Nominating and Governance Committee was to complete its current review of candidates in the next several weeks. It also informed First Manhattan that it remained the Nominating and Governance Committee's expectation and hope that the First Manhattan Nominees for election to the Board of Directors would cooperate in the Nominating and Governance Committee's evaluation of their suitability for nomination for election to the Board of Directors.

        In a letter dated April 24, 2013, First Manhattan informed the Company that First Manhattan would not have its nominees for election to the Board of Directors participate in the Nominating and Governance Committee's interview process.

        In a letter dated April 25, 2013, First Manhattan, in reply to the Company's letter of April 18, 2013, renewed its request of April 11, 2013, to inspect the books and records of the Company identified in such letter and explained further the reasons it sought access to such information.

        In a letter dated May 1, 2013, the Company declined once again to grant the inspection right sought by First Manhattan in its letter of April 25, 2013 because, in the view of the Company's Delaware counsel, the renewed request did not state a proper purpose under the DGCL.

        On May 1, 2013, First Manhattan filed with the SEC its preliminary proxy statement.

        On May 23, 2013, First Manhattan notified the Company of its intent to nominate three additional persons for election to our Board of Directors at the Annual Meeting.

        On May 24, 2013, First Manhattan filed with the SEC an amended preliminary proxy statement.

        On June 3, 2013, First Manhattan filed with the SEC its definitive proxy statement presenting proposals to (i) nominate nine persons for election to the Board of Directors at the Annual Meeting, (ii) vote against the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, (iii) ratify the appointment of OUM & Co., LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and (iv) repeal any bylaw amendment in effect at the time of the Annual Meeting that was not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting.

 Recent Developments

        On April 16, 2013, the U.S. Food and Drug Administration (FDA) approved the Company's amendment and modification to the Risk Evaluation and Mitigation Strategy (REMS) for Qsymia®, the Company's anti-obesity drug. The amendment, submitted in October 2012, allows Qsymia to be dispensed through certified retail pharmacy locations, in addition to the existing network of certified mail-order pharmacies.

        On April 24, 2013, the Company entered into a Commercial Rebate Agreement with Medco Health Solutions, Inc., or Medco, whereby Qsymia has been added to Medco's national formulary in a tier-3 position with a prior authorization. Under the Medco agreement, patients will pay an estimated $50.00 to $60.00 for their co-payment for a monthly prescription of Qsymia, approximately one-third of the retail price. This agreement, together with our existing agreement with Express Scripts, results in Qsymia being available to the 64 million lives covered collectively by these plans.

        On April 26, 2013, the European Medicines Agency's Committee for Medicinal Products for Human Use (CHMP) adopted a positive opinion recommending the granting of a marketing authorization in the European Union for the European version of STENDRA, known as SPEDRA™, for the treatment of erectile dysfunction. The CHMP recommendation will now be referred to the European Commission, which grants marketing authorization for medicines in the European Union. A final decision from the EC regarding the SPEDRA Marketing Authorization Application is expected within approximately two months of the CHMP's opinion.

        On April 26, 2013, the Company appointed Robert N. Wilson, Chairman of Mevion Medical Systems and former Vice Chairman of the board of directors of Johnson & Johnson, to our Board of Directors as an independent director.

        In April 2013, the National Pharmacy Benefits Management Services, U.S. Department of Veterans Affairs, published a "Criteria for Use" for Qsymia. As a result, veterans whose body mass index (BMI) and other health criteria fall within the Qsymia label can access Qsymia for a $9 co-pay.

        On May 7, 2013, the Company announced that Richard Fante, former President U.S., CEO North America and Regional Vice President Americas at AstraZeneca, has agreed to provide advisory services to the Company regarding commercial options to access the primary care market and maximize the value of Qsymia.

        On May 9, 2013, the Company appointed J. Martin Carroll and Jorge Plutzky, M.D., to the Board as new independent directors. Dr. Plutzky's appointment was effective as of May 10, 2013.

        During the past year, the Company has achieved important milestones in the execution of its commercial strategy. The Board has played a critical role in our recent progress, including positioning the Company with the flexibility to maintain a full range of options to maximize value for all of our stockholders. The Board is comprised of proven business leaders who possess a broad range of management, finance, clinical and operational experience. We believe that a near complete turnover of the Board at this time would significantly jeopardize the progress we are making on our strategic objectives. Our Board recommends that you vote "FOR ALL" of the Board's nine nominees for director.

Biographical Information for Nominees

        The nominees, and certain information about them as of May 13, 2013, are set forth below.

Name of Nominee	Age	Position Held with the Company	First Became a Director
Leland F. Wilson	69	Chief Executive Officer and Director	1991
Peter Y. Tam	49	President and Director	2009
Mark B. Logan(1)(3)	74	Chairman of the Board of Directors	1999
J. Martin Carroll	63	Director	2013
Charles J. Casamento(1)(2)(3)	67	Director	2008
Ernest Mario, Ph.D.(1)(2)	74	Director	2012
Jorge Plutzky, M.D.	54	Director	2013
Linda M. Dairiki Shortliffe, M.D.(2)(3)	64	Director	1999
Robert N. Wilson	72	Director	2013

(1)
Member of the Audit Committee of the Board of Directors.

(2)
Member of the Compensation Committee of the Board of Directors.

(3)
Member of the Nominating and Governance Committee of the Board of Directors.

        Leland F. Wilson has served as a director since April 1991 and our Chief Executive Officer since November 1991. Mr. Wilson also served as our President from April 1991 to October 2009. From 1989 to 1991, Mr. Wilson was Vice President of Marketing and Corporate Development of Genelabs Technologies, Inc., a biopharmaceuticals and diagnostics company. From 1986 to 1989, Mr. Wilson was Group Product Director, later promoted to Director of Marketing, at LifeScan, Inc., a Johnson & Johnson company, which manufactures and markets blood glucose monitoring systems. Mr. Wilson holds a B.S. and an M.S. in Reproductive Physiology from Pennsylvania State University.

        Mr. Wilson's long tenure with the Company as its Chief Executive Officer brings necessary historic, operational and leadership experience to the Board of Directors. Mr. Wilson's scientific background and extensive drug development and marketing experience afford the Board of Directors unique insight and guidance into strategic issues and opportunities that face the Company.

        Peter Y. Tam has served as a director and our President since October 2009. From January 2009 to October 2009, Mr. Tam served as our Chief Operating Officer. From July 2004 to January 2009, Mr. Tam served as our Senior Vice President of Product and Corporate Development. From November 2002 to July 2004, Mr. Tam served as our Vice President of Strategic Planning and Corporate Development. Mr. Tam joined the Company in 1993 as Manager of Clinical Research and in 1999 he assumed the responsibilities of Director of Clinical and Corporate Development. Mr. Tam holds a B.S. in Chemistry from University of California Berkeley and an M.B.A. from Santa Clara University.

        Mr. Tam's scientific and business background in the areas of clinical, regulatory and corporate development have resulted in building the Company's product portfolio, guiding the development of product candidates and achieving multiple regulatory approvals in the United States during his service with the Company.

        Mark B. Logan has served as a director of the Company since March 1999 and was elected Chairman of the Board of Directors in April 2007. From 1994 until his retirement in 2001, Mr. Logan served as Chairman and Chief Executive Officer of VISX, Inc. (now a part of Abbott Laboratories), a public ophthalmic device company, which invented, obtained FDA approval and commercialized the procedure for correcting refractive vision errors known as LASIK. From 1992 to 1994, Mr. Logan was Chairman, President and Chief Executive Officer of Insmed Pharmaceuticals, Inc., a development stage biopharmaceutical company, where he had served on its board since its founding in 1988. From 1990 to 1992, Mr. Logan was a principal at McManus Associates, Inc., a research and management firm, specializing in the health care field. From 1981 to 1985, Mr. Logan served as Executive Vice President, Chief Operating Officer, and as a member of the board of Bausch & Lomb, Inc., a company focusing on eye health products. From 1975 to 1981, he was Consumer Group President of Becton, Dickinson and Co., a public medical technology company. From 1967 to 1974, Mr. Logan served as President and General Manager of a subsidiary of Wyeth, Inc. (formerly American Home Products Corp., now a part of Pfizer, Inc.), a public pharmaceutical company. Since November 2010, Mr. Logan has also served on the board of STAAR Surgical Company, a public company that designs, develops and manufactures intraocular lenses. Since 2011, he has served on the board of Gencia Corporation, a private biotechnology company. From 1997 to 2006, he served on the board of Abgenix, Inc., a public biotechnology company which was acquired by Amgen Corporation. From 2000 to 2001, he also served on the board of Somnus Medical Technologies, a public company that designs, develops, manufactures and markets medical devices and which was acquired by Gyrus Group PLC. From 1996 to 1997, he served on the board of Imagyn Medical, Inc., a public company that designs and markets medical devices and which was acquired by Urohealth Systems, Inc. In addition, since 2002, Mr. Logan has served on the advisory board of The University of Virginia Heart and Vascular Center and has been a Trustee and member of the Executive Committee of the Southern Environmental Law Center since 2002. In 1999, Mr. Logan was inducted into the Ernst & Young Entrepreneur of the Year Hall of Fame. Mr. Logan holds a B.A. from Hiram College, was a Woodrow Wilson Fellow at New York University and completed the Program for Management Development at Harvard Business School.

        Mr. Logan's prior extensive executive level operational experience at public pharmaceutical and medical device companies brings essential experience to the Board of Directors and its committees needed for strategic planning, product development and commercialization, finance and operations and executive compensation. Mr. Logan's long tenure on our Board of Directors, experience on other public boards and foundations, and previous experience as the chairman and chief executive officer of a publicly traded company bring necessary leadership and governance skills to the Board of Directors and its committees.

        J. Martin Carroll has served as a director of the Company since May 9, 2013. From August 2002 through March 2013, Mr. Carroll served at Boehringer Ingelheim GmbH (BI), a pharmaceutical company, most recently as Head, Global Strategy and Development. After joining BI in August 2002, Mr. Carroll was appointed President and Chief Executive Officer of Boehringer Ingelheim US in January 2003 and served through 2011. From 1985 to 2001, Mr. Carroll served in various marketing, business development, sales and administrative positions at Merck & Co., Inc., a public pharmaceutical company. From 1984 to 1985, Mr. Carroll served as a Merck Executive on the President's Commission on Executive Exchange at the United States Environmental Protection Agency. From 1976 to 1984, he served in various operational roles at Merck & Co., Inc. From 2004 to 2005, he served on the board of Accredo Health Group, Inc., a public company acquired by Medco Health Solutions, Inc., which provides specialty pharmacy and related services. Mr. Carroll holds a B.A. from Holy Cross College and a M.B.A. from Babson University.

        Mr. Carroll's prior extensive experience in operations, marketing, sales and business development at pharmaceutical companies brings essential experience to the Board of Directors needed for strategic planning, product development and commercialization, finance and operations and executive compensation.

        Charles J. Casamento has served as a director of the Company since April 2008. Since 2007, Mr. Casamento has been Executive Director and Principal of The Sage Group, Inc., a public healthcare advisory company specializing in business development strategy and transactions. From October 2004 to April 2007, Mr. Casamento was President and Chief Executive Officer of Osteologix, Inc., a public specialty pharmaceutical company, and served on Osteologix's board of directors. From 1999 until August 2004, he was Chairman, Chief Executive Officer and President of Questcor Pharmaceuticals, a public specialty pharmaceutical company. From 1993 to 1999, he served as Chairman, Chief Executive

Officer and President of RiboGene, Inc., a public company which merged with Cypros, Inc. to form Questcor Pharmaceuticals. From 1989 to 1993, Mr. Casamento co-founded and was Chief Executive Officer and a member of the board of Indevus Pharmaceuticals, Inc. (formerly known as Interneuron Pharmaceuticals Inc.), a public company which invented a weight loss product approved by the FDA. From 1985 to 1989, he was the Senior Vice President & General Manager for Pharmaceuticals and Biochemicals at Genyzme Corporation, a public biotechnology company. From 1983 to 1985, Mr. Casamento served as the Vice President of Business Development and Strategic Planning for the Critical Care division of American Hospital Supply Corporation, a public medical supply, device and pharmaceutical company. From 1979 to 1983, he served as the Director of New Medical Products and Acquisitions of Johnson & Johnson, a public medical devices, pharmaceutical and consumer packaged goods manufacturer. From 1977 to 1979, he also served as the Product Development Manager of Hoffmann-LaRoche Inc., a public healthcare company. From 1970 to 1977, Mr. Casamento served as the Director of New Product Planning and Licensing of Novartis International AG (formally known as Sandoz AG), a public pharmaceutical company. Since July 2011, he has served on the board of Astex Pharmaceuticals, Inc., a public biotechnology company. Since July 2010, he has served on the board of International Stem Cell Corporation, a public biotechnology company. From July 1997 to March 2013, Mr. Casamento served on the board of Cortex Pharmaceuticals, Inc., a public pharmaceutical company. From 1999 to 2003, he served as a director of LifePoint Inc., a public company which develops rapid, non-invasive testing products. From September 2002 to July 2011, he served on the board of SuperGen, Inc., a public pharmaceutical company. He is a member of the Fordham University Science Council and was previously Vice Chairman of The Catholic Medical Mission Board, a large international non-profit organization providing health care services to third world countries. Mr. Casamento holds a B.S. in Pharmacy from Fordham University and an M.B.A. from Iona College.

        Mr. Casamento's extensive executive level operational experience and healthcare focused business development consulting experience bring significant experience to the Board of Directors and its committees needed for strategic planning, product development and commercialization, finance and operations and executive compensation. Mr. Casamento's director level corporate governance experience on public company boards brings governance skills to the Board of Directors and its committees.

        Ernest Mario, Ph.D. has served as a director of the Company since April 2012. Since August 2007, Dr. Mario has served as the Chief Executive Officer and Chairman of the board of directors of Capnia, Inc., a privately held company focused on the development and commercialization of novel therapeutic and diagnostic products to address significant unmet healthcare needs. From January 1992 until March 1993, Dr. Mario served as Deputy Chairman of Glaxo Holdings plc., a public pharmaceutical company, and as Chief Executive from May 1989 to March 1993. From November 1997 to December 2001, he served as Chairman and Chief Executive Officer of ALZA Corporation, a research based pharmaceutical company providing drug delivery solutions, and Co-Chairman and Chief Executive Officer from August 1993 to November 1997. Since June 2012, Dr. Mario has served on the board of XenoPort, Inc., a public biopharmaceutical company. Since November 2010, Dr. Mario has served on the board of TONIX Pharmaceuticals Holding Corp., a public specialty pharmaceutical company. Since August 2007, he has also served on the board of Celgene Corporation, a public biopharmaceutical company. Since 2001, he has served on the board of Boston Scientific Corporation, a public company which develops, manufactures and markets medical devices and Maxygen, Inc., a public biotechnology company. In addition, from 1993 to 2011, Dr. Mario served on the board of Pharmaceutical Product Development, Inc., a contract research organization company which was later acquired by affiliates of The Carlyle Group and Hellman & Friedman. From 2003 to 2007, he also served as Chairman and Chief Executive Officer of Reliant Pharmaceuticals, Inc., a privately held pharmaceutical company. He currently serves as Chairman of the American Foundation for Pharmaceutical Education. Since 1996, he has served as an advisor to The Ernest Mario School of Pharmacy at Rutgers University. Dr. Mario is the recipient of the 2007 Remington Medal, the

American Pharmacists Association's highest honor. Dr. Mario holds a B.S. in Pharmacy from Rutgers University, and an M.S. and a Ph.D. in Physical Sciences from the University of Rhode Island.

        Dr. Mario's significant prior and current executive level operational experience at therapeutic and pharmaceutical companies brings essential experience to the Board of Directors and its committees needed for strategic planning, product development and commercialization, finance and operations, risk management and executive compensation decisions. Dr. Mario's experience on other public and private company boards and foundations brings necessary leadership and governance skills to the Board of Directors and its committees.

        Jorge Plutzky, M.D. has served as a director of the Company since May 10, 2013. Since 1996, he has served as the Director of The Vascular Disease Prevention Program, which includes the Lipid/Prevention Clinic, in the Cardiovascular Medicine Division at Brigham and Women's Hospital, where he is also Co-Director of Preventive Cardiology. Since 1995, he has been on the faculty at Harvard Medical School and has directed a basic science laboratory focused on transcriptional mechanisms involved in adipogenesis, lipid metabolism, and diabetes, and their relationship to inflammation and atherosclerosis. Throughout his career, Dr. Plutzky has also been involved in translational clinical studies investigating links between metabolic disorders and cardiovascular disease. Dr. Plutzky has been a member of the scientific advisory boards of the Sarnoff Cardiovascular Research Foundation since 2009 and Ember Therapeutics since 2012. Dr. Plutzky has been elected to the American Society for Clinical Investigation and is a Fellow of the American College of Cardiology. Dr. Plutzky's papers have appeared in journals that include Science, PNAS, Diabetes, Lancet, Annals of Internal Medicine, and Nature Medicine. Dr. Plutzky has been involved with the U.S. Food and Drug Administration, serving both as a member of the Endocrinologic and Metabolic Drugs Advisory Committee and in advising and presenting for new drug application sponsors. He has been involved with both the American Heart Association and the American Diabetes Association. Dr. Plutzky has been recognized with the Eugene Braunwald Teaching Award, the University of Cologne's Klenk Lecture, Vanderbilt University's Rabin Lecture, Northwestern University's DeStevens Lecture, and Harvard Medical School's Tucker Collins Lecture. Dr. Plutzky holds a B.A. from the University of Virginia, where he was an Echols Scholar and a member of Phi Beta Kappa, and an M.D. from the University of North Carolina, Chapel Hill. He completed research fellowships at the National Institutes of Health and the Massachusetts Institute of Technology.

        Dr. Plutzky's clinical background, medical knowledge, and basic science expertise in the prevention and treatment of cardiometabolic disease brings valuable and unique insight to the Board of Directors as evaluation, development and commercialization of our current and potential future products proceed.

        Linda M. Dairiki Shortliffe, M.D. has served as a director of the Company since June 1999. Since 1981, Dr. Shortliffe has served as a Professor of Urology at Stanford University School of Medicine and as an endowed Professor since 2005. From 1995 to 2011, she was the Chair of the Department of Urology at Stanford University School of Medicine. She was also the founding Chief of Pediatric Urology at Lucile Salter Packard Children's Hospital at Stanford in 1991. From 1981 to 1986, she served as the Chief of Urology at Palo Alto Veterans Administration Hospital. In these roles, Dr. Shortliffe was responsible for all departmental clinical and research development and administrative, financial, and personnel affairs. She is a Fellow of the American College of Surgeons and the American Academy of Pediatrics. In addition, she is a past Trustee and President of the American Board of Urology, past President of the Society for University Urologists, and past Chair of the American Academy of Pediatrics Section on Urology. She chaired the Bladder Research Program Review Group for the National Institute of Diabetes and Digestive and Kidney Diseases of the National Institutes of Health. She has had nationally funded basic and clinical research and published over 150 articles and chapters. Dr. Shortliffe holds an A.B. from Radcliffe/Harvard College and an

M.D. from Stanford University and was a Fellow at the Radcliffe Institute for Advanced Study at Harvard University and the Clayman Institute at Stanford University.

        Dr. Shortliffe's clinical and administrative medical background brings valuable insight to the Board of Directors needed to evaluate, develop and commercialize our current and future product candidates.

        Robert N. Wilson has served as a director of the Company since April 2013. From 1964 to 2003, Mr. Wilson served in various roles at Johnson & Johnson, a public healthcare company, including the Executive Committee from 1983 through 2003 and Vice Chairman of the board from 1988 through 2003. Since 2007, Mr. Wilson has also been Chairman of Mevion Medical Systems, Inc. (formerly Still River Systems), a medical device company. Since 2003, Mr. Wilson has served as a member of the board of Synta Pharmaceuticals Corporation, a public biopharmaceutical company, and a member of the board of Charles Schwab Corporation, a public brokerage and banking company. Since 1996, he has been a member of the board of Hess Corporation, a public oil and gas company. From 2004 to 2007, Mr. Wilson was also Chairman of Caxton Health Holdings, LLC, a healthcare-focused investment firm.

        Mr. Wilson's knowledge and extensive experience in the pharmaceutical industry brings essential experience to the Board of Directors. In addition, Mr. Wilson's significant experience on other publicly traded company boards of directors and board committees provides him with an understanding of current corporate governance practices and trends and compensation matters that provides value to our Board of Directors.

Required Vote

        Directors are elected by a plurality of votes cast at the election. This means that the nine nominees who receive the highest number of votes will be selected as directors. The way to support our Board nominees is to vote "FOR ALL" the Board's nominees on the GOLD proxy card. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no other legal effect under Delaware law.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED LELAND F. WILSON,
PETER Y. TAM, MARK B. LOGAN, J. MARTIN CARROLL, CHARLES J. CASAMENTO,
ERNEST MARIO, PH.D., JORGE PLUTZKY, M.D., LINDA M. DAIRIKI SHORTLIFFE, M.D.
AND ROBERT N. WILSON AS ITS NOMINEES AND RECOMMENDS THAT
STOCKHOLDERS VOTE "FOR ALL" OF THESE NOMINEES AS DIRECTORS.

 PROPOSAL NO. 2:
ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Proposal

        Our stockholders are afforded this advisory vote pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related federal securities laws set forth at Section 14A of the Securities Exchange Act of 1934, as amended. Although we describe this to be a solicitation of an advisory vote on compensation for our named executive officers, it is more commonly known as "say-on-pay." In accordance with the results of the say-on-pay frequency vote held in 2011, we currently hold say-on-pay votes every year and the next vote is expected to occur at next year's Annual Meeting of Stockholders.

        By way of this solicitation, stockholders may submit a non-binding advisory vote to approve the compensation of our named executive officers as discussed in the Compensation Discussion and Analysis section beginning at page 34 of this Proxy and as summarized in the Summary Compensation Table on page 46 of this Proxy, which provides an annual snapshot of the compensation paid or granted to our named executive officers.

        Although it is non-binding, the Board of Directors and the Compensation Committee will review and carefully consider the voting results when evaluating our executive compensation program. The Compensation Committee will receive a report on the outcome of the say-on-pay vote. Based in part on the results of this report, our Board of Directors or Compensation Committee will determine whether any changes to the compensation program should be considered for our named executive officers. We will disclose how many stockholders voted "FOR" or "AGAINST" the resolution, and how many stockholders abstained from voting.

        As discussed in the Compensation Discussion and Analysis section, the Compensation Tables, and the related disclosures contained in this Proxy, our compensation program is designed and implemented to attract, retain, reward and motivate our named executive officers while aligning their and our performance with the long-term interests of our stockholders. The Compensation Committee believes that our compensation program as designed and implemented through the use of a combination of base salary, cash bonus and equity compensation is effective to achieve these program goals for the following reasons:

  •
  we are able to attract and retain our named executive officers by providing an overall compensation package that is competitive in the market for which we compete for employees;

  •
  we reward our named executive officers for performance through cash bonuses and long-term equity awards;

  •
  we share the risks and rewards of our business with our named executive officers by adjusting incentive compensation to reflect our performance;

  •
  we align the interests of our named executive officers with the interests of our stockholders through equity awards; and

  •
  we compensate our named executive officers in a manner that is efficient and affordable for the Company.

        We believe our executive compensation programs are designed in the best manner possible to support the Company and our short- and long-term business and financial objectives. Please review our Compensation Discussion and Analysis section as well as the accompanying Compensation Tables and the related disclosures on our 2012 compensation, which describe in more detail how our executive compensation policies and procedures operate and are designed to drive stockholder value. We also urge you to read our Annual Report on Form 10-K for the year ended December 31, 2012, as supplemented by a Form 10-K/A, which follows this Proxy Statement and describes our business and our 2012 financial results in more detail.

        In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, as a matter of good corporate governance, we are asking our stockholders to approve, on an advisory basis, the following resolution relating to the overall compensation of our named executive officers as set forth in this Proxy Statement:

    "RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to approve the overall compensation of our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF
THE OVERALL COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

        The Board of Directors has selected OUM & Co. LLP, or OUM, to audit our financial statements for the fiscal year ended December 31, 2013. The decision of the Board of Directors to appoint OUM was based on the recommendation of the Audit Committee of the Board of Directors, or the Audit Committee. Before making its recommendation to the Board of Directors, the Audit Committee carefully considered OUM's qualifications as an independent registered public accounting firm and auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm and its reputation for integrity and competence in auditing. The Audit Committee's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Audit Committee expressed its satisfaction with OUM in all of these respects.

        OUM audited our financial statements for the fiscal year ending December 31, 2012. OUM was first appointed by the Board of Directors in the fiscal year ended December 31, 2005. Representatives of OUM are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The Audit Committee engaged OUM as our independent registered public accounting firm beginning with the fiscal year ending December 31, 2005. The following table presents fees for professional services rendered by OUM for the audit of our annual financial statements for fiscal years 2012 and 2011 and fees billed for audit-related services, tax services and all other services rendered by OUM for these periods:

	2012	2011
Audit Fees(1)	$389,937	$260,569
Audit Related Fees(2)	—	10,407
Tax Fees(3)	—	—
All Other Fees(4)	43,893	13,426

Total Fees	$433,830	$284,402

(1)
Audit Fees:    This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with regulatory filings or engagements, and for attestation services related to Sarbanes-Oxley compliance for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees:    This category consists of fees incurred for work related to OUM's audit of our employee benefit plan in 2011. There was no such audit requirement in 2012.

(3)
Tax Fees:    There were no tax fees billed by OUM during these periods.

(4)
All Other Fees:    This category consists of fees incurred for work related to the review and issuance of consents for the Registration Statements on Form S-3 filed on February 28, 2012 and Form S-8 filed on August 1, 2011.

Pre-Approval Policy and Procedures

        The Audit Committee reviews and pre-approves all audit and non-audit services that may be provided by the independent registered public accounting firm, or Independent Auditor, during a specified period without the need to obtain specific pre-approval from the Audit Committee. The Independent Auditor provides an annual engagement letter to the Audit Committee with a reasonably detailed description of class of services proposed to be provided by the Independent Auditor during the period covered by the engagement letter and related estimated fees, and the Audit Committee pre-approves such engagement letter as appropriate. By approval of the engagement letter, the services in that engagement letter will have specific pre-approval. The services may include audit, audit-related, tax and all other services, and such service or class of services is subject to the pre-approved limit. Pre-approval is generally provided for up to one year, and the Audit Committee may periodically revise the amount and/or list of services that have received class pre-approval as necessary. Once such services have been rendered by the Independent Auditor and approved by the Audit Committee, the pre-approved limits of the annual engagement letter are re-established. If it is anticipated that the service will exceed the annual pre-approved limits, prior to commencing the audit or other permitted non-audit service, the Audit Committee will pre-approve the particular service on a case-by-case basis. No service that is absent from the record of class-approved services in the annual engagement letter may be commenced without specific pre-approval. The Audit Committee has delegated the authority to grant pre-approvals to the Audit Committee Chairman when the full Audit Committee is unable to do so. Such pre-approvals are then reviewed by the full Audit Committee at its next regular meeting. The Independent Auditor and our senior management periodically report to the Audit Committee regarding the extent of services provided by the Independent Auditor and the related fees for the services performed, as needed. In 2012, all audit and non-audit services were pre-approved and reviewed in accordance with our policy.

Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to ratify the selection of OUM as our independent registered public accounting firm for fiscal year 2013. Stockholder ratification is not required by our bylaws or other applicable legal requirement. However, as a matter of good corporate practice, the Board of Directors is seeking stockholder ratification of its appointment of OUM as our independent registered public accounting firm. In the event that the stockholders do not approve the selection of OUM, the appointment of the independent registered public accounting firm may be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, at its discretion, and at the direction of the Audit Committee, may direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF OUM & CO. LLP,
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2013.

PROPOSAL NO. 4:
STOCKHOLDER PROPOSAL TO REPEAL BYLAW AMENDMENTS

Proposal

        The Company's Bylaws were initially adopted on May 16, 1996 and were amended and restated on April 18, 2012. On February 20, 2013, the Board adopted Amendment No. 1 to the Amended and Restated Bylaws, which clarified the quorum and election requirements. On April 26, 2013, the Board adopted Amendment No. 2 to the Amended and Restated Bylaws, which increased the size of the Board to seven directors. On May 9, 2013, the Board adopted Amendment No. 3 to the Amended and Restated Bylaws, which increased the size of the Board to nine directors.

        First Manhattan has indicated that it intends to present at the Annual Meeting a proposal to repeal any bylaw amendment in effect at the time of the Annual Meeting that is not included in our bylaws in effect as of April 18, 2012, as amended on February 20, 2013, and that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting, which we refer to in this Proxy Statement as the Bylaw Repeal Proposal. On May 23, 2013, First Manhattan issued a press release announcing that it had increased its slate of director nominees to nine. On June 3, 2013, First Manhattan filed a definitive proxy statement with the SEC which stated that First Manhattan is not aware of any such provision of the Bylaws that has become effective. In its definitive proxy statement, First Manhattan also stated that it does not believe that the Bylaw Repeal Proposal will have any effect on the two amendments to the Bylaws adopted by the Board since February 20, 2013 (as described above).

        As First Manhattan stated in its definitive proxy statement, the Board has not adopted any amendment to the Bylaws that it believes is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting. The Company does not believe the two amendments to the Bylaws adopted by the Board since February 20, 2013 are inconsistent with the election of the First Manhattan Nominees, especially since First Manhattan has increased the number of First Manhattan Nominees to nine, and therefore believes that the Bylaw Repeal Proposal will not have any effect on such amendments.

        The Board does not currently intend to adopt any amendment to the Bylaws that it believes is inconsistent with the election of the First Manhattan Nominees prior to the Annual Meeting. However, the Board's fiduciary duties require that it retain the flexibility to adopt, at any time, any amendment to the Bylaws that it believes is proper and in the best interest of the Company's stockholders. The automatic repeal of any duly adopted bylaw amendment, irrespective of its content, could have the unfortunate effect of repealing one or more properly adopted bylaw amendments that the Board determined to be in the best interests of the Company and its stockholders, including in response to unforeseeable events occurring between now and the Annual Meeting.

        The Board believes that the Bylaw Repeal Proposal is unnecessary, vague and overbroad. The Board has not amended, and does not currently intend to amend, the Bylaws in a manner that is inconsistent with the election of the First Manhattan Nominees at the Annual Meeting. Furthermore, the Board is fully empowered by its corporate documents and applicable law to alter, amend, repeal or add provisions to the Company's Bylaws in accordance with its fiduciary duties. We believe the Bylaw Repeal Proposal has no purpose other than to prevent or repeal Board actions otherwise permitted by the Company's governing documents and Delaware law if it is presented at the Annual Meeting by First Manhattan.

 Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to adopt the Bylaw Repeal Proposal, if it is presented at the Annual Meeting by First Manhattan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE
BYLAW REPEAL PROPOSAL.

 BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Board Meetings

        The Board of Directors met ten times during fiscal year 2012. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees on which they served during the year ended December 31, 2012.

        Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend annual meetings of stockholders. Each of our then serving directors attended our 2012 Annual Meeting of Stockholders.

Board Independence

        As required under the applicable listing standards of the NASDAQ Global Market, a listed company's board of directors must affirmatively determine that a majority of its directors are "independent," as defined by such listing standards. That definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company. Additionally, the board of directors must make a subjective determination as to each director that no relationship exists that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these requirements, our Board of Directors has determined that seven of our nine directors each satisfy the director independence standards of the NASDAQ Global Market. Our Board of Directors has also determined that Leland F. Wilson, our Chief Executive Officer, and Peter Y. Tam, our President, are not independent by virtue of their employment with the Company. Messrs. Wilson and Tam are not members of the committees of our Board of Directors, and our Board committees are comprised of only independent directors.

Board Leadership Structure

        The Company maintains separate positions of Chairman of the Board of Directors and Chief Executive Officer. Having these positions separate allows our Chief Executive Officer to focus on the daily operations, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. While our charter documents do not require that our Chairman of the Board and Chief Executive Officer positions be separate, the Board of Directors believes that having separate positions is the appropriate leadership structure to assure good and efficient corporate governance. The Board of Directors has charged the Chairman of the Board with responsibility for presiding over meetings of the Board of Directors, developing meeting agendas in consultation with management, facilitating communication between management and the Board of Directors, representing director views to management and improving meeting effectiveness, among other things. Our Chairman of the Board is elected annually and is currently Mark B. Logan.

Risk Oversight

        Our Board of Directors as a whole is responsible for overseeing our risk management function. Members of our senior management team are responsible for implementation of our day-to-day risk management processes, while the Board of Directors, as a whole and through its Audit Committee, Compensation Committee and Nominating and Governance Committee, has responsibility for the oversight of overall risk management. As risk is inherent in every business and is rarely static, the Board of Directors and senior management routinely discuss and analyze any significant strategic, operational, financial, legal and compliance risks facing the Company as well as our general risk management strategy and actions taken by senior management in compliance with this strategy. At meetings of the Board of Directors, senior management provides updates to the Board of Directors on any specific risk-related issues as they evolve, which allows the Board of Directors to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        In addition, each of the committees of our Board of Directors considers any risks that may be within its area of responsibilities and directors periodically engage in discussions with members of the senior management team as appropriate. Specifically, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Board Committees

        The Board of Directors has Audit, Compensation, and Nominating and Governance Committees. The written charter for each of these committees can be found on our website at www.vivus.com. All members of the committees are appointed by the Board of Directors, and are independent non-employee directors. The following describes each committee, its current membership, the number of meetings held during fiscal year 2012, and its function:

  Audit Committee

        The Audit Committee consists of directors Casamento, Logan and Mario, none of whom is an employee of the Company and each of whom is independent within the meaning of the NASDAQ director independence standards and the SEC requirements, in each case as currently in effect. The Board of Directors has determined that Dr. Mario is an "audit committee financial expert" as defined in SEC rules. Dr. Mario serves as Chairman of the Audit Committee. The Audit Committee held five meetings during fiscal year 2012.

        The Audit Committee's main function is to oversee our accounting and financial reporting processes, internal system of control, independent registered public accounting firm relationships and the audits of our financial statements. The Audit Committee's responsibilities include, among other things:

  •
  assisting the Board of Directors in its oversight of the integrity of the Company's accounting and financial reporting process and the audits of the Company's financial statements by the Company's independent registered public accounting firm, or Independent Auditors;

  •
  monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Independent Auditors and the Company's financial and senior management;

  •
  evaluating the Company's compliance with legal and regulatory requirements under applicable securities law;

  •
  interacting directly with and evaluating the performance of the Independent Auditors, including engaging or dismissing the Independent Auditors and monitoring the Independent Auditors' qualifications and independence; and

  •
  facilitating communication among the Independent Auditors and the Company's financial and senior management and the Board of Directors.

        Both our Independent Auditors and internal financial personnel meet privately with the Audit Committee and have unrestricted access to the Audit Committee.

        The Audit Committee Report is included herein on page 32.

  Compensation Committee

        The Compensation Committee currently consists of directors Casamento, Mario and Shortliffe, none of whom is an employee of the Company and each of whom is independent within the meaning of the NASDAQ director independence standards as currently in effect. The Compensation Committee held five meetings during fiscal year 2012. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee. Mr. Casamento serves as Chairman of the Compensation Committee.

        The Compensation Committee's responsibilities include, among other things:

  •
  establishing and maintaining compensation and benefit plans, policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to enable the Company to achieve superior operating results;

  •
  reviewing the compensation of the Company's Chief Executive Officer, the Company's other executive officers as defined by Rule 3b-7 of the Securities Exchange Act of 1934, as amended and the Company's non-employee directors; and

  •
  ensuring compliance with the compensation rules, regulations and guidelines promulgated by the NASDAQ stock market, the SEC and other law, as applicable.

        The Compensation Committee reviews and approves the salaries and incentive compensation of our officers, directors and the remainder of our personnel, including all new hire stock option grants. In addition, the Compensation Committee approves stock option grants for all employees as part of our annual performance review process.

        The agenda for meetings of the Compensation Committee is prepared by the Compensation Committee Chair in consultation with management. The Compensation Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Compensation Committee, attend any meeting to provide such information as the Compensation Committee requests. In rendering its decisions, the Compensation Committee also considers the information regarding comparably sized companies in the biotechnology and pharmaceutical industries in the United States and its collective experience with other companies. The Chief Executive Officer and any other officers cannot be present during the portion of any meeting relating to their own compensation or performance.

        The Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with the Company's certificate of incorporation, bylaws, section 162(m) of the Internal Revenue Code of 1986, as amended, NASDAQ rules and other applicable law. The Board of Directors retains the authority to review and approve cash and equity compensation for our officers and directors, which it exercises from time to time.

        The Compensation Committee Report is included herein on page 45.

  Nominating and Governance Committee

        The Nominating and Governance Committee consists of directors Casamento, Logan and Shortliffe, none of whom is an employee of the Company and each of whom is independent within the meaning of the NASDAQ director independence standards as currently in effect. The Nominating and Governance Committee held one meeting during fiscal year 2012. Dr. Shortliffe serves as Chairman of the Nominating and Governance Committee.

        The Nominating and Governance Committee is responsible for:

  •
  identifying, considering and nominating candidates for membership on the Board of Directors;

  •
  developing, reviewing and recommending to the Board of Directors, corporate governance guidelines and principles applicable to the Company;

  •
  overseeing the evaluation of the Board of Directors, including conducting surveys of director observations, suggestions and preferences; and

  •
  advising the Board of Directors on corporate governance matters and performance matters of the Board of Directors, including recommendations regarding the structure and composition of the Board of Directors and board committees.

        The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for membership on the Board of Directors as described below. Any stockholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate's name and qualifications for membership on the Board of Directors and should be addressed to our Corporate Secretary at VIVUS, Inc., 351 East Evelyn Avenue, Mountain View, CA 94041. In addition, procedures for stockholder direct nomination of directors are discussed in detail in our bylaws, which can be provided to you upon written request. The Nominating and Governance Committee will consider a director candidate recommended by our stockholders in the same manner as a nominee recommended by a member of the Board of Directors, management or other sources.

        The Nominating and Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee intends to regularly assess the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee plans to consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. In evaluating such recommendations, the Nominating and Governance Committee uses the qualifications standards discussed below and seeks to achieve a balance of knowledge, experience and skill on the Board of Directors.

        The Nominating and Governance Committee will use a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. The Nominating and Governance Committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board of Directors as follows:

  •
  possession of the highest professional and personal ethics and values;

  •
  the ability to think and act independently;

  •
  broad experience at the policy-making level in business, healthcare, education, or government;

  •
  a commitment to enhancing stockholder value and providing insight and practical wisdom based on experience;

  •
  service on other boards of public companies should be limited to a number that permits a director, given each director's individual circumstances, to perform responsibly, all director duties; and

  •
  each director must represent the interests of our stockholders.

        While the Company does not have a formal policy on director diversity, the Board of Directors and the Nominating and Governance Committee also consider diversity when reviewing the composition of the Board of Directors and considering the slate of nominees for annual election to the Board of Directors and the appointment of individual directors to the Board of Directors. In this context, diversity factors include without limitation experience, specialized expertise, geographic location, cultural background and gender. Diversity factors are then considered with other factors by our Nominating and Governance Committee in the context of an assessment of the perceived needs of our Board of Directors on an annual basis or at a particular point in time.

        After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee currently consists of directors Casamento, Mario and Shortliffe. None of the members of our Compensation Committee during 2012 is currently or has been, at any time since our formation, one of our officers or employees. During 2012, no executive officer served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our Compensation Committee. None of the members of our Compensation Committee during 2012 currently has or has had any relationship or transaction with a related person requiring disclosure pursuant to Item 404 of Regulation S-K.

Stockholder Communications to Directors

        Stockholders may communicate directly with our Board of Directors by sending a letter addressed to:

Chief Financial Officer
VIVUS, Inc.
351 East Evelyn Avenue
Mountain View, CA 94041

        Our Chief Financial Officer will ensure that a summary of all communications received is provided to the Board of Directors at its regularly scheduled meetings. Stockholders who would like their submission directed to a member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate. Where the nature of a communication warrants, the Chief Financial Officer may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or a non-management director, management or independent advisors, as the Chief Financial Officer considers appropriate. The Chief Financial Officer may decide, in the exercise of his judgment, whether a response to any stockholder communication is necessary.

Code of Business Conduct and Ethics

        The Board of Directors has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors. The Code of Business Conduct and Ethics may be found on our website at www.vivus.com. The Company will disclose any amendment to the Code of Business Conduct and Ethics or waiver of a provision of the Code of Business Conduct and Ethics, including the name of the person to whom the waiver was granted, on our website on the Investor Relations page. The Company intends to disclose future amendments to, or waivers from, certain provisions of its Code of Business Conduct and Ethics on the above website within five business days following the date of such amendment or waiver.

Corporate Governance Guidelines

        The Board of Directors has adopted Corporate Governance Guidelines, which sets forth amongst other things the principles that guide the Board of Director's exercise of its responsibility to oversee corporate governance, maintain its independence and evaluate its own performance. Our Corporate Governance Guidelines provide that the Board of Directors shall elect its Chairman and appoint the Company's Chief Executive Officer in accordance with the best interests of the Company. Our Corporate Governance Guidelines also provide that directors should not serve on boards of public companies in addition to the Company's Board of Directors where such service is likely to interfere with the performance of the director's duties to the Company, taking into account the individual, the nature of his or her activities and such other factors or considerations as the Board of Directors deems relevant. The Corporate Governance Guidelines may be found on our website at www.vivus.com.

 EXECUTIVE OFFICERS

        The following table and the biographical information that follows it set forth information as of May 13, 2013 regarding our executive officers:

Name	Age	Position
Leland F. Wilson	69	Chief Executive Officer and Director
Peter Y. Tam	49	President and Director
Timothy E. Morris	51	Senior Vice President Finance and Global Corporate Development and Chief Financial Officer
Michael P. Miller	56	Senior Vice President and Chief Commercial Officer
Guy P. Marsh	59	Vice President, U.S. Operations and General Manager
Wesley W. Day, Ph.D.	49	Vice President, Clinical Development
Lee B. Perry	62	Vice President and Chief Accounting Officer and Assistant Secretary
John L. Slebir	48	Vice President, Business Development and General Counsel and Secretary

        The biographical information of Messrs. Wilson and Tam is set forth above under Proposal No. 1, "Election of Directors."

        Timothy E. Morris joined VIVUS in November 2004. Since February 2012, Mr. Morris has served as our Senior Vice President Finance and Global Corporate Development and Chief Financial Officer. From June 2010 to February 2012, he served as our Senior Vice President Finance and Chief Financial Officer. From November 2004 until June 2010, Mr. Morris served as our Vice President Finance and Chief Financial Officer. From September 2001 to November 2004, Mr. Morris served as Chief Financial Officer and Senior Vice President of Finance & Administration at Questcor Pharmaceuticals, Inc., a public specialty pharmaceutical company. Mr. Morris holds a B.S. degree in Business with an emphasis in Accounting from California State University, Chico and is a certified public accountant.

        Michael P. Miller has served as our Senior Vice President and Chief Commercial Officer since April 2010. From February 1995 to January 1997, he served as our Director of Marketing. From February 2006 to April 2010, Mr. Miller served as a Vice President & Oncology Franchise Head of Genentech, Inc., a public biotechnology company and wholly owned subsidiary of the Roche Group. From March 2003 to December 2005, Mr. Miller served as the Senior Vice President, Chief Commercial Officer of Connetics Corporation, a specialty pharmaceutical company. From February 1997 to February 2002, he was Vice President of the Urology Franchise at ALZA Corporation, a pharmaceutical and drug delivery company acquired by Johnson & Johnson. From December 1981 to February 1995, he held progressively responsible positions in marketing and sales at Syntex Corporation, a pharmaceutical company acquired by the Roche Group. Mr. Miller holds a B.S. in Business Administration and Finance from the University of San Francisco and an M.B.A. in Information and Computer Systems from San Francisco State University.

        Guy P. Marsh has served as our Vice President of U.S. Operations and General Manager since July 2000. From 2001 until the sale of our MUSE product in 2010, Mr. Marsh was responsible for U.S. Sales and Marketing of MUSE. From April 1999 to July 2000, Mr. Marsh served as our General Manager, Operations. From May 1998 to March 1999, he served as our Senior Director, U.S. Operations. From April 1994 to April 1998, Mr. Marsh served as Vice President Technical Operations for Copley Pharmaceutical, Inc., a pharmaceutical company acquired by Teva Pharmaceutical Industries, Ltd. From September 1993 to April 1994, Mr. Marsh served as a liaison between Copley

Pharmaceutical, Inc. and Copley's majority stockholder, Hoechst-Celanese Corporation. From November 1987 to April 1994, Mr. Marsh served in various manufacturing, sales and business management roles for Hoechst-Roussel Pharmaceuticals, Inc., a pharmaceutical company. Mr. Marsh holds a B.S. in Engineering from New Jersey Institute of Technology, an M.B.A. from Seton Hall University and a New Jersey State Professional Engineering License.

        Wesley W. Day, Ph.D. has served as our Vice President, Clinical Development since November 2005. From September 2003 until October 2005, Dr. Day served as Senior Director, Safety and Risk Management at Pfizer Inc., a research-based global pharmaceutical company. Since 1995, Dr. Day has served as an Adjunct Associate Professor for the School of Pharmacy at the University of Maryland at Baltimore. From 2002 until 2003, he also served as an Adjunct Assistant Professor for Temple University in Philadelphia, Pennsylvania. Dr. Day holds a B.S. from the University of Texas Pan American and a Ph.D. in Pharmacology and Toxicology from the University of Maryland at Baltimore.

        Lee B. Perry has served as our Vice President and Chief Accounting Officer since February 2007 and has served as Assistant Secretary since June 2012. From March 2005 to February 2007, Mr. Perry served as our Senior Director, Finance. From May 2002 to March 2005, Mr. Perry served as Senior Director of Finance at Questcor Pharmaceuticals, Inc., a public specialty pharmaceutical company. Mr. Perry holds a B.A. in Economics from San Diego State University and is a certified public accountant.

        John L. Slebir, Esq. joined VIVUS in September 2009. Since June 2011, Mr. Slebir has served as our Vice President, Business Development and General Counsel and, since June 2012, he also has served as our Secretary. From January 2011 until June 2011, Mr. Slebir served as our Vice President, General Counsel and, from September 2009 until January 2011, he served as our General Counsel on a part-time basis. From March 1999 to January 2011, Mr. Slebir served as an attorney at Wilson Sonsini Goodrich & Rosati, P.C., specializing in corporate securities and corporate governance. Prior to joining Wilson Sonsini Goodrich & Rosati, P.C., Mr. Slebir was an attorney at two prominent Bay Area law firms specialized in insurance defense litigation. Mr. Slebir holds a B.A. in Communications from San Diego State University and a J.D. from Santa Clara University School of Law.

AUDIT COMMITTEE REPORT

        Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the Audit Committee of our Board of Directors shall not be deemed "filed" with the SEC or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

        The following is the report of the Audit Committee of the Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2012 with our management. In addition, the Audit Committee has discussed with OUM & Co. LLP, our independent registered public accounting firm, or the "Auditors," and auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.

        The Audit Committee also has received the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding the Auditors' communications with the Audit Committee concerning independence, and has discussed with the Auditors the Auditors' independence.

        Based on the Audit Committee's review of the matters noted above and its discussions with our independent auditors and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Ernest Mario, Ph.D., Chairman Charles J. Casamento Mark B. Logan

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis discusses:

  •
  the elements of our compensation programs applicable to the named executive officers for 2012;

  •
  the actions taken in 2012 with respect to compensation for the named executive officers; and

  •
  the compensation of our named executive officers during 2012.

        We refer to the following individuals as "named executive officers" for 2012:

Name	Title
Leland F. Wilson	Chief Executive Officer
Peter Y. Tam	President
Timothy E. Morris	Senior Vice President Finance and Global Corporate Development and Chief Financial Officer
Michael P. Miller	Senior Vice President and Chief Commercial Officer
Guy P. Marsh	Vice President, U.S. Operations and General Manager
Wesley W. Day, Ph.D.	Vice President, Clinical Development
John L. Slebir	Vice President, Business Development and General Counsel and Secretary

General Philosophy

        We compensate our named executive officers through a combination of base salary, cash bonus and equity compensation designed to be competitive with comparable companies. Our core objective is to attract, retain, reward and motivate our named executive officers and to align our performance with the long-term interests of our stockholders.

        Our compensation programs are designed to:

  •
  attract and retain our named executive officers by providing an overall compensation package that is competitive in the market in which we compete through cash bonuses and long-term equity awards based on corporate and individual performance;

  •
  share the risks and rewards of our business with our named executive officers;

  •
  align the interests of our named executive officers with the interests of our stockholders in particular through equity awards; and

  •
  compensate our named executive officers in a manner that is efficient and affordable for the Company.

        In determining the compensation for our named executive officers, we consider a number of factors, including information regarding comparably sized companies in the biotechnology and pharmaceutical industries in the United States. We also consider the seniority level of the employee, the geographical region in which the employee resides and the employee's overall performance and contribution to the Company. Especially with respect to the compensation of our Chief Executive Officer and our Chief Financial Officer, we also consider our performance and the anticipated difficulty of replacing the executive officer with someone of comparable experience and skills.

Executive Compensation Program Objectives

  Executive Compensation Programs

        Our Compensation Committee relies on experience with other companies in our industry and, with respect to our named executive officers, third party industry compensation surveys and internally generated comparisons of the various elements of total compensation to peer group companies, or the Peer Group, to determine base salary, performance-based cash bonuses and performance-based equity awards and the portion of total compensation each element should comprise. We believe that a larger portion of our named executive officers' compensation should be based on performance than our lower level personnel. Consistent with our compensation philosophy, we have structured each element of our compensation program as described below.

        We design our base pay to provide the essential reward for an employee's work. Once base pay levels are determined, increases in base pay are provided to recognize an employee's specific performance achievements and contributions.

        We also utilize cash bonuses to compensate employees for the achievement of corporate objectives as well as an employee's outstanding results while allowing us to remain competitive with other companies.

        We utilize equity-based compensation, primarily time-based stock options, to ensure that we have the ability to retain employees over a longer period of time and to provide employees with a form of reward that aligns their interests with those of our stockholders. Our employee stock options typically vest over a period of four years, which provides a long-term incentive to our personnel as they work on multi-year commercialization and drug development programs. Employees whose skills and results we deem to be critical to our long-term success are eligible to receive higher levels of equity-based compensation.

        Core benefits, such as our basic health benefits, 401(k) program, disability and life insurance plans, are designed to provide support to employees and their families and to be competitive with other companies in our industry.

  Our Peer Group

        For 2012, our Compensation Committee chose a group of 16 companies to include in the Peer Group based on their similarity to us in terms of industry focus, stage of development, pharmaceutical assets, business strategy, and the geographical location of the talent pool with which we compete. The market data for the Peer Group was drawn from publically available documents. Additional compensation data for each named executive officer was obtained from the Radford Global Life Sciences Survey. The Compensation Committee also included in the Peer Group companies with which we compete for talent and that more closely resemble the group of companies that we would use for measuring relative financial performance for annual incentive bonuses. For 2012, the Peer Group consisted of the following companies:

Affymax, Inc.	MannKind Corporation
Arena Pharmaceuticals, Inc.	Medivation, Inc.
Amylin Pharmaceuticals, Inc.	Onyx Pharmaceuticals, Inc.
Biomarin Pharmaceutical Inc.	Orexigen Therapeutics, Inc.
Dendreon Corporation	Questcor Pharmaceuticals, Inc.
Exelixis, Inc.	Rigel Pharmaceuticals, Inc.
ISIS Pharmaceuticals, Inc.	Seattle Genetics, Inc.
Jazz Pharmaceuticals, Inc.	Theravance, Inc.

        The data on the compensation practices of the Peer Group is gathered by our searches of publicly available information. Due to the variations between companies reporting the individual and roles for which compensation is disclosed, directly comparable information is not available from each peer company with respect to each of our named executive officers. In considering the Peer Group compensation data, the Compensation Committee recognizes that executives at different companies can play significantly different roles, with different responsibilities and scope of work, even though they may hold similar titles or positions. Moreover, it is not always possible to determine the respective qualitative factors that may influence compensation from the publically reported compensation data, such as scope of each named executive officer's responsibilities, their performance during the period under consideration or their perceived importance to their companies' business, strategy and objectives. Accordingly, the Compensation Committee looked to information about the Peer Group as one of a number of considerations in establishing executive compensation levels (as described in more detail below). In determining compensation for our named executive officers, the Compensation Committee reviewed both Peer Group information and the collective experience of the members of our Compensation Committee and executive management to establish our compensation practices.

  Stockholder Say-on-Pay Votes

        In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we held a non-binding stockholder vote in June 2012 on our 2011 executive compensation practices. The Compensation Committee, while not bound to act on a negative vote, carefully considers the opinion of its stockholders in making compensation decisions. The 2012 say-on-pay vote to approve our 2011 executive compensation passed with 48,778,305 votes for, 723,197 votes against, 116,822 abstaining, and 35,402,250 broker non-votes. In alignment with our philosophy on stockholder say-on-pay, and with the results of the say-on-pay frequency vote held in 2011, we intend to continue to hold non-binding stockholder say-on-pay votes annually.

Executive Compensation Components

        We have structured each element of our compensation package as follows:

  Base Salary

        We determine our named executive officers' salaries based on job responsibilities and individual experience, and we benchmark the amounts we pay against comparable competitive market compensation for similar positions within our Peer Group and industry as well as geographical area. Specifically, we utilize information obtained from our comparison of Peer Group compensation data and the annual Radford Global Life Sciences Survey, or the Comparison Data. Our Compensation Committee reviews the salaries of our named executive officers annually, and our Compensation Committee grants increases in salaries based on a review of the Comparison Data and of individual performance during the prior calendar year provided that any increases are within the guidelines determined by the Compensation Committee for each position. Guidelines are adjusted and modified on an annual basis based on information obtained from our review of the Comparison Data, as well as from our Compensation Committee's and management's experience and general employment market conditions for our industry and geographic area. Increases in base salary are based on individual performance as merit increases and on the Comparison Data as market increases; such increases are not automatic or guaranteed.

        In January 2012, our Compensation Committee reviewed base salaries for our named executive officers. The Compensation Committee considered a number of factors in setting the 2012 base salaries for our named executive officers, including the status and results of our New Drug Applications, or NDAs, to the U.S. Food and Drug Administration, or FDA, for Qsymia® for the treatment of obesity and for STENDRA™ for the treatment of erectile dysfunction and the preparation for the commercial launch of Qsymia as a treatment for obesity, including the manufacture of Qsymia launch product, the hiring of key personnel for the Qsymia sales and marketing team, and securing adequate capital to fund our drug development and commercialization plan. For STENDRA, we use the trade name SPEDRA™ in the EU and other territories outside the U.S., and for Qsymia, we use the trade name Qsiva™ in the EU; throughout this Proxy Statement, we refer to STENDRA and SPEDRA as STENDRA, and we refer to Qsymia and Qsiva as Qsymia. In addition, the Compensation Committee reviewed the Comparison Data and the individual performance of our named executive officers during the prior calendar year. Following the Compensation Committee's review, all of our named executive officers received merit increases to their base salaries based on individual performance, and Messrs. Tam, Miller and Slebir and Dr. Day received market increases to their base salaries based on a review of the Comparison Data.

        The table below provides the base salary for each named executive officer:

Name	2012 Increase to Base Salary	2012 Base Salary ($)
Leland F. Wilson	3.9%	738,000
Peter Y. Tam(1)	8.8%	545,012
Timothy E. Morris	5.5%	433,563
Michael P. Miller(2)	12.6%	394,076
Guy P. Marsh	4.3%	340,419
Wesley W. Day, Ph.D.(3)	14.1%	404,495
John L. Slebir(4)	14.5%	360,750

(1)
Includes a $10,000 market adjustment increase. Actual amount of merit increase was 6.75%.

(2)
Includes a $25,000 market adjustment increase. Actual amount of merit increase was 5.5%.

(3)
Includes a $35,000 market adjustment increase. Actual amount of merit increase was 4.25%.

(4)
Includes a $30,000 market adjustment increase. Actual amount of merit increase was 5.0%.

  Cash Bonus Plans

        Annual Bonus Plan.    We award cash bonuses under the Annual Bonus Plan to our named executive officers based on our overall corporate performance and achievement of general corporate performance objectives established by our Board of Directors in April 2012. The cash bonuses are discretionary and are based on an end-of-year assessment by our Compensation Committee. The corporate performance and the achievement of corporate objectives determine the percent of the eligible cash bonus to be paid to each named executive officer. Each named executive officer's individual performance is reviewed to determine how such named executive officer's performance contributed to our overall corporate performance and achievement of corporate performance objectives. The Compensation Committee uses this information to determine the named executive officer's cash bonus award, such that the percent of the eligible bonus to be paid to a named executive officer may be decreased or eliminated based on the individual performance review. Cash bonuses under the Annual Bonus Plan are awarded on a discretionary basis, and the Compensation Committee may modify, eliminate or adjust corporate objectives at any time, thereby ensuring that employees are compensated for performance.

        For 2012, our corporate performance objectives as approved by our Board of Directors in April 2012, were as follows:

  •
  initiating the cardiovascular outcomes trial for Qsymia;

  •
  initiating the post-marketing studies for Qsymia and STENDRA;

  •
  completing enrollment in a Phase 2 study for an investigational drug candidate;

  •
  submitting our Marketing Authorization Application to the European Medicines Agency to obtain marketing approval in the European Union for STENDRA as a treatment for erectile dysfunction;

  •
  partnering outside of the U.S. for Qsymia;

  •
  establishing a marketing partnership to launch STENDRA;

  •
  preparing for and launching of Qsymia;

  •
  obtaining or exceeding the Qsymia sales goals for 2012;

  •
  expanding the current Qsymia manufacturing capacity to ensure adequate supply; and

  •
  raising adequate capital to support our business.

        In the Compensation Committee's opinion, the Company succeeded in meeting approximately half of its corporate objectives, including initiating the post-marketing studies for Qsymia and STENDRA, submitting our Marketing Authorization Application to the European Medicines Agency to obtain marketing approval in the European Union for STENDRA as a treatment for erectile dysfunction, expanding the current Qsymia manufacturing capacity to ensure adequate supply, raising adequate capital to support our business, and in part preparing for and launching of Qsymia. Based on the achievements in 2012, the Compensation Committee determined that bonuses under the Annual Bonus Plan equal to 45% of the eligible cash bonus potential would be paid for 2012 to our eligible employees under the plan, including our named executive officers, other than Mr. Wilson, who did not receive a cash bonus for 2012 under the Annual Bonus Plan.

        The table below provides the target bonus for each named executive officer who participated in the Annual Bonus Plan for 2012 and the executive's actual bonus amount:

Name	2012 Target Bonus as a Percentage of Base Salary	2012 Target Bonus ($)	2012 Actual Bonus as a Percentage of Base Salary	2012 Actual Bonus ($)
Leland F. Wilson	55%	405,900	—	—
Peter Y. Tam	50%	272,506	23%	122,628
Timothy E. Morris	40%	173,425	18%	78,041
Michael P. Miller	40%	157,630	18%	70,934
Guy P. Marsh	40%	136,168	18%	61,275
Wesley W. Day, Ph.D.	35%	141,573	16%	63,708
John L. Slebir	35%	126,263	16%	56,818

        For 2013, under the Annual Bonus Plan, the Compensation Committee determined that our Chief Executive Officer, President, Chief Financial Officer and Senior Vice Presidents (or equivalent pay grade), and Vice Presidents would be eligible to receive target cash bonuses of up to 60%, 55%, 50% and 40% of their base salaries, respectively, and maximum cash bonuses of up to 75%, 69%, 63%, and

50% of their base salaries, respectively. The table below provides the target and maximum bonuses for each named executive officer who is participating in the Annual Bonus Plan for 2013:

Name	2013 Target Bonus as a Percentage of Base Salary	2013 Target Bonus ($)	2013 Maximum Bonus as a Percentage of Base Salary	2013 Maximum Bonus ($)
Leland F. Wilson	60%	442,800	75%	553,500
Peter Y. Tam	55%	317,742	69%	397,178
Timothy E. Morris	50%	227,621	63%	284,526
Michael P. Miller	50%	203,935	63%	254,918
Guy P. Marsh	50%	184,944	63%	231,179
Wesley W. Day, Ph.D.	40%	167,866	50%	209,832
John L. Slebir	40%	159,515	50%	199,394

        Incentive Bonus Plan.    On January 27, 2012, our Compensation Committee adopted a special performance incentive plan, or the Incentive Bonus Plan, pursuant to which all of our employees, including our named executive officers, were eligible to receive a cash bonus payment upon each of the following goals if the goals were achieved in 2012:

  •
  FDA approval of the NDA for Qsymia in the U.S., or the Qsymia U.S. Approval;

  •
  a final positive opinion from the Committee for Medicinal Products for Human Use, or CHMP, on the Marketing Authorization Application, or MAA, for Qsymia in the EU, or the Qsymia EU Approval; and

  •
  FDA approval of the NDA for STENDRA in the U.S., or the STENDRA U.S. Approval.

        In order to be eligible under the plan, an employee had to be a full-time active employee as of January 27, 2012 and on the date during 2012 on which one of the foregoing qualifying events occurred. Bonus payments under the Incentive Bonus Plan were in addition to any bonus payments otherwise available to employees at the discretion of the Compensation Committee. Under the Incentive Bonus Plan, each eligible employee was eligible to receive a cash bonus payment at a rate equal to a percentage of the employee's bonus potential under the Annual Bonus Plan for 2012, or the 2012 Bonus Potential, for each qualifying event as follows:

  •
  60% of the 2012 Bonus Potential upon the Qsymia U.S. Approval;

  •
  40% of the 2012 Bonus Potential upon the Qsymia EU Approval; and

  •
  40% of the 2012 Bonus Potential upon the STENDRA U.S. Approval.

        The corporate goals of the Qsymia U.S. Approval and the STENDRA U.S. Approval were achieved in 2012. The corporate goal of the Qsymia EU Approval was not achieved. Accordingly, bonus payments were made to eligible employees, including our named executive officers, equal to 60% of the eligible employee's 2012 Bonus Potential upon the Qsymia U.S. Approval and equal to 40% of the eligible employee's 2012 Bonus Potential upon the STENDRA U.S. Approval.

        The table below provides the target bonus for each named executive officer who participated in the Incentive Bonus Plan for 2012 and the executive's actual bonus amount:

Name	2012 Target Incentive Bonus as a Percentage of Base Salary	2012 Target Incentive Bonus ($)	2012 Actual Incentive Bonus as a Percentage of Base Salary	2012 Actual Incentive Bonus ($)
Leland F. Wilson
Bonus Potential upon Qsymia U.S. Approval	33%	243,540	33%	243,540
Bonus Potential upon Qsymia EU Approval	22%	162,360	—	—
Bonus Potential upon STENDRA U.S. Approval	22%	162,360	22%	162,360

Total Bonus Received			55%	405,900

Peter Y. Tam
Bonus Potential upon Qsymia U.S. Approval	30%	163,504	30%	163,504
Bonus Potential upon Qsymia EU Approval	20%	109,002	—	—
Bonus Potential upon STENDRA U.S. Approval	20%	109,002	20%	109,002

Total Bonus Received			50%	272,506

Timothy E. Morris
Bonus Potential upon Qsymia U.S. Approval	24%	104,055	24%	104,055
Bonus Potential upon Qsymia EU Approval	16%	69,370	—	—
Bonus Potential upon STENDRA U.S. Approval	16%	69,370	16%	69,370

Total Bonus Received			40%	173,425

Michael P. Miller
Bonus Potential upon Qsymia U.S. Approval	24%	94,578	24%	94,578
Bonus Potential upon Qsymia EU Approval	16%	63,052	—	—
Bonus Potential upon STENDRA U.S. Approval	16%	63,052	16%	63,052

Total Bonus Received			40%	157,630

Guy P. Marsh
Bonus Potential upon Qsymia U.S. Approval	24%	81,701	24%	81,701
Bonus Potential upon Qsymia EU Approval	16%	54,467	—	—
Bonus Potential upon STENDRA U.S. Approval	16%	54,467	16%	54,467

Total Bonus Received			40%	136,168

Wesley W. Day, Ph.D.
Bonus Potential upon Qsymia U.S. Approval	21%	84,944	21%	84,944
Bonus Potential upon Qsymia EU Approval	14%	56,629	—	—
Bonus Potential upon STENDRA U.S. Approval	14%	56,629	14%	56,629

Total Bonus Received			35%	141,573

John L. Slebir
Bonus Potential upon Qsymia U.S. Approval	21%	75,758	21%	75,758
Bonus Potential upon Qsymia EU Approval	14%	50,505	—	—
Bonus Potential upon STENDRA U.S. Approval	14%	50,505	14%	50,505

Total Bonus Received			35%	126,263

  Equity Compensation

        We award equity compensation to our named executive officers based on the performance of the named executive officer and guidelines related to each named executive officer's position in the Company. We determine our stock option guidelines based on information derived from our Compensation Committee's and management's experience and, with respect to our named executive officers, an internally generated comparison of companies and third party survey of companies in our industry. Specifically, we utilize the Comparison Data to modify and adjust our stock option guidelines. We typically base awards to newly hired employees on these guidelines, and we base awards to continuing employees on these guidelines along with an employee's performance for the prior fiscal year. In determining the amount of awards, we generally do not consider an employee's current equity ownership in the Company or the prior awards that are fully vested. Rather, we evaluate each employee's awards based on the factors described above and competitive market factors in our industry.

        Our stock option awards typically vest over a four-year period subject to the continued service of the employee to the Company. Twenty-five percent (25%) of the shares typically vest on the first anniversary of the option award, with the remaining shares vesting monthly in equal amounts over the remainder of the vesting period. We believe this vesting arrangement encourages our employees to continue service to the Company for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

        Timing of Equity Awards.    Our Compensation Committee typically makes award decisions for employees at its first meeting in each fiscal year. We believe annual awards at this time allow the Compensation Committee to consider a number of factors related to the stock option award decisions, including corporate performance for the prior fiscal year, employee performance for the prior fiscal year and expectations for the upcoming fiscal year. With respect to newly hired employees, our practice is typically to make stock awards at the first meeting of the Compensation Committee following the employee's hire date. We do not plan or time our stock option awards in coordination with the release of material non-public information for the purpose of affecting the value of executive compensation.

        Allocation of Equity Compensation.    In 2012, we granted stock options to purchase 2,850,118 shares of our Common Stock, of which stock options to purchase a total of 867,000 shares were awarded to executives, representing 30% of all awards in 2012. Our Compensation Committee does not apply a formula for allocating stock options to named executive officers. Instead, our Compensation Committee considers the role and responsibilities of the named executive officers, competitive factors, the non-equity compensation received by the named executive officers and the total number of options to be granted in the fiscal year.

        Type of Equity Awards.    Under our 2010 Equity Incentive Plan, we may award incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to our employees, and we may award nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares to our employees, directors and consultants. The primary form of equity compensation that we award consists of incentive and nonstatutory stock options.

        Equity Awards in 2012.    In January 2012, our Compensation Committee reviewed equity compensation for our named executive officers. The Compensation Committee reviewed the Comparison Data and the individual performance of our named executive officers during the prior calendar year. Following the Compensation Committee's review, all of our named executive officers received stock options as reflected in the 2012 Grants of Plan Based Awards Table on page 48 below.

Retirement Savings Plan

        We maintain a 401(k) retirement savings plan for the benefit of our eligible employees. Employees may elect to contribute their compensation up to the statutorily prescribed limit. We currently match employee contributions up to a maximum of 4% of an employee's salary per pay period. In 2012, the employer-match contribution limit was $9,800 per employee.

Employment Agreement

        Leland F. Wilson, our Chief Executive Officer, initially entered into an employment agreement with the Company on December 20, 2007. On January 25, 2013, our Compensation Committee approved the fourth amendment to Mr. Wilson's employment agreement, extending the term until June 1, 2014. Mr. Wilson's employment agreement, as amended to date, provides for:

  •
  A base salary subject to annual review and adjustment by the Board or the Compensation Committee, which has been set by the Compensation Committee at $738,000 for 2013;

  •
  Eligibility to receive an annual cash incentive payment for the achievement of performance goals established by the Board or the Compensation Committee, with an incentive target of not less than 45% of Mr. Wilson's base salary, which has been subsequently increased by the Compensation Committee to 60% for 2013;

  •
  Eligibility to receive annual performance grants under our stock option performance program, with any determinations relating to such grants to be made in the sole discretion of the Board or the Compensation Committee;

  •
  In the event that Mr. Wilson's employment agreement is not renewed and such reason for non-renewal is for reasons other than cause, Mr. Wilson's employment with the Company is terminated without cause or Mr. Wilson resigns for good reason (as those terms are defined in Mr. Wilson's employment agreement), other than as a result of a change of control (as defined in Mr. Wilson's employment agreement), and subject to Mr. Wilson signing a release of claims in favor of the Company, the payment of (i) a lump sum payment equal to 15 months of Mr. Wilson's base salary, as in effect at the time of termination; (ii) a lump sum payment equal to the pro-rated amount of Mr. Wilson's target annual incentive for the year in which termination occurs; (iii) up to 12 months of reimbursement for premiums paid for COBRA coverage; and (iv) full acceleration with respect to Mr. Wilson's outstanding unvested equity awards with an exercise period equal to the later of 12 months from termination of employment or 12 months from termination of service from the Board of Directors. In the event Mr. Wilson's employment agreement is not renewed and a change of control occurs during the period commencing on the date that the company notifies Mr. Wilson of the non-renewal and ending on Mr. Wilson's termination date, then in lieu of the benefits provided upon non-renewal, Mr. Wilson will be entitled to receive the benefits to be received for a termination in connection with a change of control;

  •
  In the event that Mr. Wilson's employment with the Company is terminated without cause or resignation for good reason in connection with a change of control, and subject to Mr. Wilson signing a release of claims in favor of the Company, the payment of (i) a lump sum payment equal to 24 months of Mr. Wilson's base salary, as in effect at the time of termination; (ii) a lump sum payment equal to 200% of Mr. Wilson's target annual incentive for the year in which termination occurs; (iii) up to 24 months of reimbursement for premiums paid for COBRA coverage; (iv) outplacement services with a total value not to exceed $20,000; and (v) full acceleration with respect to Mr. Wilson's outstanding unvested equity awards with an exercise period equal to the later of 12 months from termination of employment or 12 months from termination of service from the Board;

  •
  In the event that Mr. Wilson's employment with the Company is terminated voluntarily by Mr. Wilson due to his retirement, such termination is without cause, and subject to Mr. Wilson providing the Company with written notice of his retirement at least 90 days prior to his retirement and his signing a release of claims in favor of the Company, the payment of (i) a lump sum payment equal to 21 months of Mr. Wilson's base salary, as in effect at the time of retirement; (ii) a lump sum payment equal to 100% of the average annual incentive received by Mr. Wilson over the three year period prior to his retirement; (iii) up to 12 months of reimbursement for premiums paid for COBRA coverage; and (iv) full acceleration with respect to Mr. Wilson's outstanding unvested equity awards with an exercise period equal to the later of 12 months from termination of employment or 12 months from termination of service from the Board of Directors. The Company's obligation to provide Mr. Wilson with benefits upon retirement is conditioned on an appropriate successor to Mr. Wilson having been identified and the Board's determination that the transition to the successor has been successfully accomplished. In the event a change of control occurs during the period commencing on the date that Mr. Wilson provides the Company with written notice of his retirement and ending on Mr. Wilson's termination date, then in lieu of the benefits provided upon retirement, Mr. Wilson will be entitled to receive the benefits to be received for a termination in connection with a change of control;

  •
  In the event that Mr. Wilson's employment is terminated due to Mr. Wilson's death or disability (as defined in Mr. Wilson's employment agreement), the payment of (i) a lump sum payment equal to the current year's annual cash incentive pro-rated to the date of termination; (ii) up to 12 months of reimbursement for premiums paid for COBRA coverage; and (iii) full acceleration with respect to Mr. Wilson's outstanding unvested equity awards with an exercise period equal to the later of 12 months from termination of employment or 12 months from termination of service from the Board;

  •
  An agreement by Mr. Wilson not to solicit any employee of the Company for employment other than at the Company, not to compete with the Company and not to disparage the Company, in each case during the term of his employment with the Company or until such time as he is no longer receiving payments with respect to his base salary from the Company; and

  •
  The reimbursement by the Company of reasonable and actual legal expenses incurred by Mr. Wilson in connection with the negotiation, preparation and execution of Mr. Wilson's employment agreement.

Change of Control Benefits

        A description of the change of control benefits given to our named executed officers and a table showing potential payments upon termination or change of control of our named executive officers are set forth herein beginning on page 52.

Perquisites and Other Benefits

        We annually review the perquisites that our named executive officers receive. In addition to the short-term and long-term disability insurance plans offered to all of our employees, including all of our named executive officers, we provide an additional long-term disability insurance plan for our Chief Executive Officer. We also offer all of our named executive officers a supplemental medical reimbursement coverage plan which allows our named executive officers to receive reimbursement for eligible out of pocket medical expenses.

Compensation Process

        The Compensation Committee reviews and approves the salaries and incentive compensation of our named executive officers, directors and the remainder of our personnel, including all new hire stock option awards to employees. In addition, the Compensation Committee approves stock option awards for all employees as part of our annual performance review process. The agenda for meetings of the Compensation Committee are prepared by the Compensation Committee Chairman in consultation with management. Our Chief Executive Officer, Chief Financial Officer, and General Counsel attend the meetings of the Compensation Committee, but the Chief Executive Officer, the Chief Financial Officer and the General Counsel do not participate in deliberations relating to their own compensation. In rendering its decisions, the Compensation Committee considers the recommendations of the Chief Executive Officer, with input by the Chief Financial Officer and the General Counsel, the information regarding comparably sized companies in the biotechnology and pharmaceutical industries in the United States and its collective experience with other companies. The Compensation Committee generally reviews the performance and compensation of the Chief Executive Officer and Chief Financial Officer annually.

        Our Compensation Committee also works with our Chief Executive Officer and Chief Financial Officer in evaluating the financial, accounting, tax and retention implications of our various compensation programs.

Effect of Accounting and Tax Treatment on Compensation Decisions

        We consider the anticipated accounting and tax implications to us and our named executive officers of our compensation programs. Prior to 2006, the primary form of equity compensation that we awarded consisted of incentive and nonstatutory stock options due to favorable accounting and tax treatment and the expectation among employees in our industry that they would be compensated through stock options. Beginning in 2006, the accounting treatment for stock options changed as a result of Financial Accounting Standards No. FAS 123R, or FAS 123(R), Share-Based Payment, as codified in FASB ASC topic 718, Compensation—Stock Compensation, or ASC 718, potentially making the accounting treatment of stock options less attractive. As a result, we assessed the desirability of various alternatives to stock options but determined to continue to grant stock options as the primary form of equity compensation.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limit on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and each of our next three most highly compensated executive officers, unless certain specific criteria are satisfied. From time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and, therefore, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

Executive Time Off

        All of our full-time employees, including our named executive officers, receive up to seven weeks of vacation each year, based upon the length of service. Unused vacation carries over to the following year and may accumulate up to three weeks at any time. Upon termination, all employees are paid their accrued benefit that existed as of the date of such termination. Additionally, all employees receive two personal days and eight sick days each year. Personal days expire if unused as of the end of the calendar year, but all employees are paid their accrued benefit of any unused personal days as of the date of termination. Sick days expire if unused as of the date of termination or the end of the calendar year.

 Compensation Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Charles J. Casamento, Chairman Ernest Mario, Ph.D. Linda M. Dairiki Shortliffe, M.D.

2012 Summary Compensation Table

        The following table presents information for our fiscal year ended December 31, 2012 concerning the total compensation paid to or accrued for our Chief Executive Officer, Chief Financial Officer and each of our five other most highly compensated executive officers. We refer to these executive officers as our "named executive officers" below.

Name and Principal Position	Year	Salary($)(1)	Option Awards($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total($)
Leland F. Wilson	2012	738,000	2,742,717	405,900	11,777	3,898,394
Chief Executive Officer and	2011	710,000	1,300,998	331,925	18,096	2,361,019
Director	2010	680,813	1,594,532	177,000	10,989	2,463,334
Peter Y. Tam	2012	545,012	894,053	395,134	12,189	1,846,388
President and Director	2011	501,012	603,052	212,930	16,261	1,333,255
	2010	477,154	566,233	95,430	16,116	1,154,933
Timothy E. Morris	2012	433,563	759,101	251,466	23,297	1,467,427
Senior Vice President	2011	410,963	482,442	139,727	21,412	1,054,544
Finance and Global	2010	391,393	452,986	78,278	24,558	947,215
Corporate Development
and Chief Financial Officer
Michael P. Miller	2012	394,076	759,101	228,564	7,158	1,388,899
Senior Vice President and	2011	349,826	328,062	118,941	8,531	805,360
Chief Commercial Officer	2010	235,385	2,541,582	46,240	10,680	2,833,887
Guy P. Marsh	2012	340,419	759,101	197,443	17,126	1,314,089
Vice President, U.S.	2011	326,541	482,442	111,024	10,050	930,057
Operations and General	2010	310,991	339,740	62,198	11,799	724,728
Manager
Wesley W. Day, Ph.D.	2012	404,495	421,724	205,281	17,566	1,049,066
Vice President, Clinical	2011	354,432	301,527	105,444	13,497	774,900
Development	2010	306,224	226,494	53,589	17,969	604,276
John L. Slebir	2012	360,750	421,724	183,081	16,810	982,365
Vice President, Business	2011	315,000	1,025,189	93,713	10,050	1,443,952
Development and General	2010	300,256	—	55,125	250	355,631
Counsel and Secretary

(1)
The amounts in this column include payments in respect of accrued vacation, holidays and sick days.

(2)
The amounts included in the "Option Awards" column do not reflect compensation actually received by the named executive officer but represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012. See also the 2012 Grants of Plan Based Awards table below for information on option awards made in 2012.

(3)
With the exception of Mr. Wilson, the amounts for fiscal year 2012 in this column include (i) cash bonus payments under the Annual Bonus Plan approved by the Compensation Committee in January 2013; and (ii) cash bonus payments under the Incentive Bonus Plan approved by the

  Compensation Committee in January 2012. The amount for fiscal year 2012 in this column for Mr. Wilson includes the cash bonus payment under the Incentive Bonus Plan only. The breakdown of the amounts for fiscal year 2012 for the Annual Bonus Plan and Incentive Bonus Plan for each named executive officer is as follows:

Name	2012 Annual Bonus Plan ($)	2012 Incentive Bonus Plan ($)
Leland F. Wilson	—	405,900
Peter Y. Tam	122,628	272,506
Timothy E. Morris	78,041	173,425
Michael P. Miller	70,934	157,630
Guy P. Marsh	61,275	136,168
Wesley W. Day, Ph.D.	63,708	141,573
John L. Slebir	56,818	126,263

  Please refer to "Compensation Discussion and Analysis" above for a description of the Annual Bonus Plan and Incentive Bonus Plan.

(4)
The amounts in this column include (i) contributions made by the Company under its 401(k) Plan; (ii) premiums and contributions made by the Company under its supplemental medical reimbursement coverage plan and (iii) a premium for long term disability insurance on behalf of Mr. Wilson. The breakdown of (i), (ii) and (iii) is as follows:

Name	Year	401(k) Premiums and Contributions ($)	Supplemental Medical Reimbursement Coverage Plan ($)	Long Term Disability Plan Premium ($)
Leland F. Wilson	2012	9,800	1,038	939
	2011	9,800	7,357	939
	2010	9,800	250	939
Peter Y. Tam	2012	9,800	2,389	—
	2011	9,800	6,461	—
	2010	9,800	6,316	—
Timothy E. Morris	2012	9,800	13,497	—
	2011	9,800	11,612	—
	2010	9,800	14,758	—
Michael P. Miller	2012	6,908	250	—
	2011	6,766	1,765	—
	2010	6,800	3,880	—
Guy P. Marsh	2012	9,800	7,326	—
	2011	9,800	250	—
	2010	9,800	1,999	—
Wesley W. Day, Ph.D.	2012	9,800	7,766	—
	2011	9,800	3,697	—
	2010	9,800	8,169	—
John L. Slebir	2012	9,800	7,010	—
	2011	9,800	250	—
	2010	—	250	—

2012 Grants of Plan Based Awards

        The following table provides information with regard to each grant of an award made to a named executive officer under any plan during the fiscal year ended December 31, 2012.

						Exercise or Base Price of Option Awards ($/Sh)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
					Number of Securities Underlying Options(#)(2)		Grant Date Fair Value of Option Awards($)
Name	Grant Date	Threshold($)	Target($)	Maximum($)
Leland F. Wilson
Stock Options	1/27/12	—	—	—	341,000	12.04	2,742,717
Annual Bonus Plan	—	0	405,900	405,900	—	—	—
Incentive Bonus Plan	—	0	568,260	568,260	—	—	—
Peter Y. Tam
Stock Options	1/27/12	—	—	—	106,000	12.04	894,053
Annual Bonus Plan	—	0	272,506	272,506	—	—	—
Incentive Bonus Plan	—	0	381,508	381,508	—	—	—
Timothy E. Morris
Stock Options	1/27/12	—	—	—	90,000	12.04	759,101
Annual Bonus Plan	—	0	173,425	173,425	—	—	—
Incentive Bonus Plan	—	0	242,795	242,795	—	—	—
Michael P. Miller
Stock Options	1/27/12	—	—	—	90,000	12.04	759,101
Annual Bonus Plan	—	0	157,630	157,630	—	—	—
Incentive Bonus Plan	—	0	220,683	220,683	—	—	—
Guy P. Marsh
Stock Options	1/27/12	—	—	—	90,000	12.04	759,101
Annual Bonus Plan	—	0	136,168	136,168	—	—	—
Incentive Bonus Plan	—	0	190,635	190,635	—	—	—
Wesley W. Day, Ph.D.
Stock Options	1/27/12	—	—	—	50,000	12.04	421,724
Annual Bonus Plan	—	0	141,573	141,573	—	—	—
Incentive Bonus Plan	—	0	198,203	198,203	—	—	—
John L. Slebir
Stock Options	1/27/12	—	—	—	50,000	12.04	421,724
Annual Bonus Plan	—	0	126,263	126,263	—	—	—
Incentive Bonus Plan	—	0	176,768	176,768	—	—	—

(1)
The row entitled "Annual Bonus Plan" for each respective named executive officer in the table above reflects the minimum, target and maximum value of a cash bonus award to each respective named executive officer in 2012 under the Annual Bonus Plan approved by the Compensation Committee in January 2013, and the row entitled "Incentive Bonus Plan" for each respective named executive officer in the table above reflects the minimum, target and maximum value of a cash bonus award to each respective named executive officer in 2012 under the Incentive Bonus Plan approved by the Compensation Committee in January 2012. The cash bonus award amounts actually paid under the Annual Bonus Plan and Incentive Bonus Plan to the named executive officers in 2012 are shown in the Summary Compensation Table for 2012 under the heading "Non-Equity Incentive Plan Compensation" and the accompanying footnote. Please refer to

  "Compensation Discussion and Analysis" above for a description of the Annual Bonus Plan and Incentive Bonus Plan.

(2)
The stock options granted in 2012 are generally exercisable starting one year after the date of grant, with 25% of the shares covered thereby becoming exercisable at that time and with an additional one forty-eighth of the total number of stock option shares becoming exercisable at the end of each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Each of these stock options expires 10 years from the date of grant.

(3)
Stock options are granted at an exercise price equal to the fair market value of our Common Stock, as determined by reference to the closing price reported by the NASDAQ Global Market on the date of grant.

 Outstanding Equity Awards at Fiscal Year-End

        The following table presents certain information concerning the outstanding equity awards held as of December 31, 2012 by each named executive officer.

	Option Awards
	Number of Securities Underlying Unexercised Options(#)(1)
			Option Exercise Price($)(2)	Option Expiration Date(3)
Name	Exercisable	Unexercisable
Leland F. Wilson	200,315	—	3.73	8/23/2015
	70,000	—	3.13	1/30/2016
	500,000	—	4.25	1/29/2017
	300,000	—	6.05	1/25/2018
	489,583	10,417	4.23	1/23/2019
	218,750	81,250	8.91	1/22/2020
	107,813	117,187	8.74	1/21/2021
	—	341,000	12.04	1/27/2022
Peter Y. Tam	75,000	—	4.25	1/29/2017
	150,000	—	6.05	1/25/2018
	244,791	5,209	4.23	1/23/2019
	158,333	41,667	7.90	10/30/2019
	72,916	27,084	8.91	1/22/2020
	47,917	52,083	8.74	1/21/2021
	—	106,000	12.04	1/27/2022
Timothy E. Morris	150,000	—	6.05	1/25/2018
	145,833	4,167	4.23	1/23/2019
	58,333	21,667	8.91	1/22/2020
	38,334	41,666	8.74	1/21/2021
	—	90,000	12.04	1/27/2022
Michael P. Miller	191,666	133,334	10.19	4/30/2020
	26,066	28,334	8.74	1/21/2021
	—	90,000	12.04	1/27/2022
Guy P. Marsh	15,893	—	6.05	1/25/2018
	20,834	2,084	4.23	1/23/2019
	28,750	16,250	8.91	1/22/2020
	38,334	41,666	8.74	1/21/2021
	—	90,000	12.04	1/27/2022
Wesley W. Day, Ph. D.	100,000	—	6.05	1/25/2018
	97,916	2,084	4.23	1/23/2019
	29,166	10,834	8.91	1/22/2020
	23,959	26,041	8.74	1/21/2021
	—	50,000	12.04	1/27/2022
John L. Slebir	1,875	1,875	6.39	9/4/2019
	77,708	88,542	8.74	1/21/2021
	—	50,000	12.04	1/27/2022

(1)
Stock options outstanding are generally exercisable starting one year after the date of grant, with 25% of the shares covered thereby becoming exercisable at that time and with an additional one forty-eighth of the total number of stock option shares becoming exercisable at the end of each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.

(2)
Stock options are granted at an exercise price equal to the fair market value of our Common Stock, as determined by reference to the closing price reported by the NASDAQ Global Market on the date of grant.

(3)
These stock options generally expire 10 years from the date of grant.

2012 Stock Option Exercises

        The following table shows the number of shares acquired pursuant to the exercise of stock options by each named executive officer during the fiscal year ended December 31, 2012 and the aggregate dollar amount realized by the named executive officer upon exercise of the stock option.

Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)
Leland F. Wilson	400,000	8,325,226
Peter Y. Tam	301,250	6,575,447
Timothy E. Morris	354,358	5,832,522
Michael P. Miller	75,000	1,321,650
Guy P. Marsh	170,046	3,041,357
Wesley W. Day, Ph.D.	109,958	1,532,082
John L. Slebir	10,000	217,288

(1)
The aggregate dollar amount realized upon the exercise of a stock option represents the difference between the aggregate market price of the shares of our Common Stock underlying that stock option on the date of exercise, as determined by reference to the closing price reported by the NASDAQ Global Market on the date of exercise, and the aggregate exercise price of the option.

 Potential Payments Upon Termination or Change of Control for each Named Executive Officer

        Based upon a hypothetical triggering date of December 31, 2012, the quantifiable benefits for each named executive officer upon the occurrence of certain specified events are set forth in the table below.

Executive benefits and payments upon termination:	Involuntary termination not for cause or by constructive termination not following a change of control($)	Benefits following a change of control($)	Involuntary termination not for cause or by constructive termination following a change of control($)	Death or Disability($)	Voluntary termination due to retirement($)
Leland F. Wilson(1)
Base salary	922,500	—	1,476,000	—	1,291,500
Bonus	405,900	—	1,217,700	405,900	304,942
Medical continuation	40,000	—	80,000	40,000	40,000
Outplacement services(2)	—	—	20,000	—	—
Value of accelerated stock options(3)	1,481,185	—	1,481,185	1,481,185	1,481,185
Peter Y. Tam
Base salary	136,253	—	1,090,024	—	—
Bonus	340,633	—	817,518	—	—
Medical continuation	7,500	—	60,000	—	—
Outplacement services(2)	20,000	—	20,000	—	—
Value of accelerated stock options(3)	—	790,050	—	—	—
Timothy E. Morris
Base salary	108,391	—	867,126	—	—
Bonus	216,782	—	520,276	—	—
Medical continuation	7,500	—	60,000	—	—
Outplacement services(2)	20,000	—	20,000	—	—
Value of accelerated stock options(3)	—	455,210	—	—	—
Michael P. Miller
Base salary	98,519	—	788,152	—	—
Bonus	197,038	—	472,891	—	—
Medical continuation	7,500	—	60,000	—	—
Outplacement services(2)	20,000	—	20,000	—	—
Value of accelerated stock options(3)	—	687,472	—	—	—
Guy P. Marsh
Base salary	85,105	—	680,838	—	—
Bonus	170,210	—	408,503	—	—
Medical continuation	7,500	—	60,000	—	—
Outplacement services(2)	20,000	—	20,000	—	—
Value of accelerated stock options(3)	—	411,636	—	—	—
Wesley W. Day, Ph.D.		—
Base salary	101,124	—	808,990	—	—
Bonus	176,967	—	424,720	—	—
Medical continuation	7,500	—	60,000	—	—
Outplacement services(2)	20,000	—	20,000	—	—
Value of accelerated stock options(3)	—	258,885	—	—	—
John L. Slebir
Base salary	90,188	—	721,500	—	—
Bonus	157,828	—	378,788	—	—
Medical continuation	7,500	—	60,000	—	—
Outplacement services(2)	20,000	—	20,000	—	—
Value of accelerated stock options(3)	—	496,558	—	—	—

(1)
Termination and change of control benefits for Leland F. Wilson are set forth in his employment agreement. Please see "Compensation Discussion and Analysis—Employment Agreement" for details.

(2)
Represents the aggregate value of reimbursable services from a third party firm. Such services may include, but are not limited to, transition advice, business coaching and career management advice.

(3)
Represents the aggregate value of the acceleration of vesting of the executive's unvested stock options based on the spread between the closing price of our Common Stock on December 31, 2012 of $13.42 and the exercise price of the stock options. Aggregate intrinsic value represents only the value for those stock options in which the exercise price of the option is less than the market value of our stock on December 31, 2012.

        Our named executive officers have agreements that provide for certain benefits in the event of a termination or change of control. Under such agreements, a change of control occurs when:

  •
  any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding voting securities without the approval of the Board;

  •
  a merger or consolidation occurs, whether or not approved by the Board, other than a merger or consolidation which results in the outstanding voting securities of the Company immediately prior to the merger or consolidation to represent more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

  •
  the stockholders approve a plan of complete liquidation of the Company;

  •
  the stockholders approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

  •
  there is a change in the composition of the Board, as a result of which fewer than a majority of the directors are "Incumbent Directors." Incumbent Directors are directors who are either (i) (a) directors of the Company as of June 1, 2007 pursuant to Mr. Wilson's employment agreement or (b) directors as of July 1, 2007 pursuant to the Change of Control and Severance Agreements for the other named executive officers or (ii) elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination. An individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of the Company's directors is not considered an Incumbent Director.

        The Compensation Committee believes that providing the Company's named executive officers protection against a termination of employment by the Company without cause or by a named executive officer for good reason is consistent with competitive practices and will help retain the Company's named executive officers and maintain leadership stability.

        The Compensation Committee also believes that providing our named executive officers with benefits upon a change of control is in the best interests of our stockholders because change of control benefits help reduce the potential reluctance of our named executive officers to pursue certain change of control transactions that create employment uncertainty. The change of control benefits are designed to help retain the Company's named executive officers and maintain a stable work environment by automatically vesting stock options held by the named executive officers immediately upon a change of control and providing certain other benefits in the event their employment is terminated without cause or constructively terminated in connection with a change of control for Mr. Wilson or within 24 months following a change of control for the other named executive officers. Benefits upon a change of control, other than automatic vesting of outstanding stock options, are provided only upon a "double-trigger" basis, which means that there must be both a change of control of the Company and a termination of the named executive officer's employment.

        Because of the so-called "parachute" tax imposed by the Internal Revenue Code Section 280G, we limit the change of control benefits of our named executive officers such that no taxes will be imposed under Section 280G. For our named executive officers, we have agreed that their severance benefits will be either (i) delivered in full, or (ii) delivered as to such lesser extent which would result in no portion of such severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the named executive officer on an after-tax basis, of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code.

Termination and Change of Control Benefits for our Chief Executive Officer

        A description of our Chief Executive Officer's termination and change of control benefits is set forth in the section entitled "Compensation Discussion and Analysis—Employment Agreement."

Termination and Change of Control Benefits for our Other Named Executive Officers

        A description of the termination and change of control benefits for our named executive officers, other than our Chief Executive Officer, to whom we refer to as executive officers, is provided below.

        The Change of Control and Severance Agreements provide that if an executive officer's employment with the Company is terminated without cause or by the executive officer for good reason and the termination does not occur within 24 months after a change of control (as such term is defined in the Change of Control and Severance Agreements) of the Company, the executive officer will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments during the period from the date of the executive officer's termination until the date that is three months after the effective date of termination or, for purposes of this paragraph only, the 3 Month Severance Period, equal to the monthly salary the executive officer was receiving immediately prior to the termination date; (ii) monthly severance payments during the 3 Month Severance Period equal to one-twelfth of the executive officer's target bonus for the fiscal year in which the termination occurs for each month in which severance payments are made to the executive officer pursuant to (i) above; (iii) an additional pro-rated portion of the executive officer's target bonus; (iv) up to three months of reimbursement for premiums paid for COBRA coverage; and (v) outplacement services with a total value not to exceed $20,000, to be provided during the 3 Month Severance Period.

        The Change of Control and Severance Agreements also provide that if an executive officer's employment with the Company is terminated by the Company without cause or by the executive officer for good reason within 24 months after a change of control of the Company, the executive officer will receive, subject to signing a release of claims in favor of the Company, (i) monthly severance payments during the period from the date of the executive officer's termination until the date 24 months after the effective date of the termination, or for purposes of this paragraph only, the 24 Month Severance Period, equal to the monthly salary the executive officer was receiving immediately prior to the change of control; (ii) monthly severance payments during the 24 Month Severance Period equal to one-twelfth of the executive officer's target bonus (as such term is defined in the Change of Control and Severance Agreements) for the fiscal year in which the termination occurs for each month in which severance payments are made to the executive officer pursuant to (i) above; (iii) an additional pro-rated portion of the executive officer's target bonus; (iv) up to 24 months of reimbursement for premiums paid for COBRA coverage; and (v) outplacement services with a total value not to exceed $20,000.

        The Change of Control and Severance Agreements for our executive officers also provide for the automatic vesting in full of all outstanding stock options held by the executive officers upon the close of a change of control.

 Director Compensation

        The following table sets forth the compensation paid by us during the fiscal year ended December 31, 2012 to our non-employee directors:

Name	Year	Fees Earned or Paid in Cash($)(1)	Stock Awards($)(2)(3)	Option Awards($)(4)(5)	Total($)
Mark B. Logan*(6)	2012	129,400	128,700	211,488	469,588
Charles J. Casamento**(7)	2012	118,400	128,700	211,488	458,588
Ernest Mario, Ph.D.***(8)	2012	87,050	484,600	—	571,650
Linda M. Dairiki Shortliffe, M.D.	2012	101,400	128,700	211,488	441,588

*
Chairman of the Board of Directors and Chair of Audit Committee from January 1, 2012 through June 14, 2012

**
Chair of Compensation Committee

***
Chair of Audit Committee beginning June 15, 2012

(1)
In fiscal 2012, non-employee directors received $101,400 per annum, paid in equal quarterly installments. The Chairman of the Audit Committee received an additional $22,000 and each of the Chairman of the Board of Directors and Chairman of the Compensation Committee received an additional $17,000 for the performance of these duties on an annual basis.

(2)
The amounts included in the "Stock Awards" column do not reflect compensation actually received by the non-employee directors but represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)
On June 15, 2012, each re-elected non-employee director who had served as a director for at least six months as of such election date received 5,000 restricted stock units, or RSUs. Such RSUs vest 100% on the one year anniversary of the date of grant so long as the non-employee director continues service to the Company on such date. Ernest Mario, Ph.D. was not eligible to receive this RSU grant, as he was appointed as a director of the Company on April 18, 2012. On April 25, 2012, Ernest Mario, Ph.D. received 20,000 RSUs. Such RSUs vest as to one-fourth of the units on each anniversary of the vesting commencement date over a period of four years so long as Dr. Mario continues service to the Company on such dates. At fiscal year end, the aggregate number of RSUs outstanding for each non-employee director was as follows: Mark B. Logan: 5,000; Charles J. Casamento: 5,000; Ernest Mario, Ph.D.: 20,000; and Linda M. Dairiki Shortliffe, M.D.: 5,000.

(4)
The amounts included in the "Option Awards" column do not reflect compensation actually received by the non-employee directors but represent the grant date fair value computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(5)
On January 27, 2012, each then standing non-employee director received a stock option grant to purchase 25,000 shares of Common Stock. Such stock options vest at a rate of 12.5% per month on the first day of each month following the date of grant so long as the non-employee director continues service to the Company on such dates. Ernest Mario, Ph.D. was not eligible to receive this stock option grant, as he was appointed as a director of the Company on April 18, 2012. At fiscal year end, the aggregate number of stock options outstanding for each non-employee director was as follows: Mark B. Logan: 124,000; Charles J. Casamento: 50,000; Ernest Mario, Ph.D.: none; and Linda M. Dairiki Shortliffe, M.D.: 129,000.

(6)
Includes cash compensation associated with serving as Chairman of the Board of Directors and chairing the Audit Committee from January 1, 2012 through June 14, 2012.

(7)
Includes cash compensation associated with chairing the Compensation Committee.

(8)
Includes cash compensation associated with chairing the Audit Committee beginning June 15, 2012.

        For the fiscal year 2012, our non-employee directors received $101,400 per annum, paid in equal quarterly installments, as well as reimbursement for expenses incurred in connection with attending board and committee meetings. The non-employee director serving as Chairman of the Audit Committee received an additional $22,000 and each of the Chairman of the Board of Directors and the Chairman of the Compensation Committee received an additional $17,000 for the performance of these duties in fiscal 2012.

        On April 25, 2012, the Compensation Committee approved a new equity compensation arrangement for non-employee directors, with the cash compensation arrangement remaining unchanged. The new equity arrangement went into effect as of April 25, 2012. Under this new arrangement, on or before December 1st of each fiscal year, each non-employee director will elect to receive either a stock option or RSUs as equity compensation for the next fiscal year. New members would make an initial election upon appointment or election to the Board of Directors. The non-employee directors made the election for the remainder of fiscal year 2012 on the date the new arrangement was approved, or April 25, 2012.

        Following the initial appointment or election to the Board of Directors, each non-employee director will be granted either (i) a nonstatutory stock option to purchase 32,000 shares of Common Stock with an exercise price equal to the fair market value of our Common Stock as of the date of grant, or the Initial Option or (ii) 20,000 RSUs, or the Initial RSUs. Initial Options vest as to one-fourth of the shares on each anniversary date of grant over a period of four years so long as the non-employee director continues service to the Company on such dates. Initial RSUs vest as to one-fourth of the units on each anniversary date of grant over a period of four years so long as the non-employee director continues service to the Company on such dates. Thereafter, provided that the non-employee director is re-elected to the Board of Directors and has served as a director for at least six (6) months as of such election date, each non-employee director would be granted on the date of the Annual Meeting of Stockholders either (i) a nonstatutory stock option to purchase 8,000 shares of Common Stock with an exercise price equal to the fair market value of our Common Stock as of the date of grant, or the Subsequent Option, or (ii) 5,000 RSUs, or the Subsequent RSUs. Subsequent Options begin to vest at the rate of 12.5% per month following the date of grant so long as the non-employee director continues service to the Company on such dates. Subsequent RSUs vest 100% on the one year anniversary of the date of grant so long as the non-employee director continues service to the Company on such date.

        In addition, at the first meeting of the Compensation Committee during each fiscal year, including 2012, each non-employee director is also eligible to receive either (i) a nonstatutory stock option to purchase up to 25,000 shares of Common Stock with an exercise price equal to the fair market value of our Common Stock as of the date of grant, or the Discretionary Option, or (ii) 15,000 RSUs, or the Discretionary RSUs. Discretionary Options vest at a rate of 12.5% per month on the first day of each month following the date of grant so long as the non-employee director continues service to the Company on such dates. Discretionary RSUs vest 100% on the one year anniversary of the date of grant so long as the non-employee director continues service to the Company on such date.

        On January 25, 2013, the Compensation Committee approved the following additional changes to the equity compensation arrangement for non-employee directors, with the cash compensation arrangement remaining unchanged: (i) the number of shares to be granted under the Discretionary Option was increased from up to 25,000 shares of Common Stock to up to 35,000 shares of Common Stock; and (ii) the number of RSUs to be granted under the Discretionary RSUs was increased from up to 15,000 RSUs to up to 21,125 RSUs. The changes to the equity compensation arrangement went into effect as of January 25, 2013.

        Options granted under the 2010 Equity Incentive Plan to non-employee directors have a term of ten years unless terminated sooner upon termination of status as a director or otherwise pursuant to the 2010 Equity Incentive Plan. Such options are transferable by the non-employee director only in certain limited circumstances, and each option is exercisable during the lifetime of the non-employee director only by such non-employee director or a permitted transferee.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us with respect to beneficial ownership of our Common Stock as of May 30, 2013 by (i) each person or entity who is known by us to own beneficially more than 5% of our Common Stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all directors and executive officers as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Five Percent Stockholders, Directors and Executive Officers	Beneficially Owned Stock(1) Number of Shares	Percent
First Manhattan Co.(2)	12,006,203	11.9%
Passport Capital, LLC(3)	9,938,268	9.9%
QVT Financial LP(4)	8,346,697	8.3%
BlackRock, Inc.(5)	6,328,216	6.3%
The Vanguard Group(6)	5,527,661	5.5%
Mark B. Logan(7)	177,000	*
J. Martin Carroll	0	*
Charles J. Casamento(8)	55,000	*
Ernest Mario, Ph.D.	45,000	*
Linda M. Dairiki Shortliffe, M.D.(9)	134,000	*
Robert N. Wilson	5,650	*
Jorge Plutzky, M.D.	0	*
Leland F. Wilson(10)	2,221,237	2.2%
Peter Y. Tam(11)	886,156	*
Timothy E. Morris(12)	453,748	*
Michael P. Miller(13)	325,803	*
Guy P. Marsh(14)	163,071	*
Wesley W. Day, Ph.D.(15)	286,049	*
John L. Slebir(16)	129,241	*
All directors and executive officers as a group (15 persons)(17)	4,955,498	4.9%

*
Less than 1%

(1)
Applicable percentage ownership is based on 100,795,956 shares of Common Stock as of May 30, 2013. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options and restricted stock units held by that person that will be exercisable/vested within 60 days of May 30, 2013 are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)
Includes 5,990,709 shares as to which First Manhattan Co. and certain of its affiliates (for purposes of this footnote, collectively, "First Manhattan") have sole voting and dispositive power, 3,998,895 shares as to which First Manhattan has shared voting and dispositive power, 5,000 shares as to which Herman Rosenman, a First Manhattan Nominee, has sole voting and dispositive power, 2,000 shares as to which Jon C. Biro, a First Manhattan

  Nominee, has sole voting and dispositive power, 1,500 shares as to which David York Norton, a First Manhattan Nominee, has sole voting and dispositive power, 100 shares as to which Rolf Bass, a First Manhattan Nominee, has sole voting and dispositive power, 900 shares as to which Melvin L. Keating, a First Manhattan Nominee, has sole voting and dispositive power and 2,007,099 shares as to which Sarissa Capital Management LP and its affiliates have shared voting and dispositive power. On May 22, 2013, Alexander J. Denner, Ph.D. entered into a Nomination Agreement (the "Denner Nomination Agreement") with First Manhattan pursuant to which, among other things, Dr. Denner agreed to become a member of the slate of directors to be nominated for election to the Board by First Manhattan at the Annual Meeting. Each of Herman Rosenman, Jon C. Biro, David York Norton, Rolf Bass and Melvin L. Keating (the "Shareholding Nominees") have also entered into nomination agreements with First Manhattan, the terms of each of which are substantially similar to the Denner Nomination Agreement (together with the Denner Nomination Agreement, collectively, the "Nomination Agreements"). The Denner Nomination Agreement requires that Sarissa Capital Management LP, Sarissa Capital Offshore Master Fund LP, Sarissa Capital Domestic Fund LP and Dr. Denner (the "Denner Affiliates") not dispose of any shares owned by them prior to the conclusion of the Annual Meeting; the Nomination Agreements entered into by the Shareholding Nominees require that the Shareholding Nominees also not dispose of the shares owned by each of them, respectively, prior to the conclusion of the Annual Meeting. By virtue of the Nomination Agreements, the Denner Affiliates, the Shareholding Nominees and First Manhattan may be deemed to be a "group" pursuant to Rule 13d-5(b)(1) promulgated under the Exchange Act. Collectively, the "group" may be deemed to beneficially own 12,006,203 shares, representing 11.9% of the Company's outstanding shares of common stock. First Manhattan, the Denner Affiliates and the Shareholding Nominees each disclaim beneficial ownership of the shares beneficially owned by the other parties. Beneficial ownership information is based on a Schedule 13D/A filed by First Manhattan with the SEC on May 23, 2013 and on a Schedule 13D filed by Sarissa Capital Management LP with the SEC on May 24, 2013. The address of First Manhattan is 399 Park Avenue, New York, New York 10022.

(3)
Includes 9,741,751 shares as to which Passport Capital, LLC ("Passport Capital") and its affiliates have shared voting power and 9,938,268 shares as to which Passport Capital and its affiliates have shared dispositive power. Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 15, 2013. The address of Passport Capital and its affiliates is c/o Passport Capital, LLC, One Market Street, Steuart Tower, Suite 2200, San Francisco, California 94105.

(4)
Consists of 8,346,697 shares as to which QVT Financial LP ("QVT Financial") and its affiliates have shared voting and dispositive power. Beneficial ownership information is based on a Schedule 13D/A filed with the SEC on May 20, 2013. The address of QVT Financial LP and its affiliates is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036.

(5)
Consists of 6,328,216 shares as to which BlackRock, Inc. ("BlackRock") and its affiliates have sole voting and dispositive power. Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 5, 2013. The address of BlackRock and its affiliates is 40 East 52nd Street, New York, NY 10022.

(6)
Includes 140,692 shares as to which The Vanguard Group ("Vanguard") and its affiliates have sole voting and dispositive power, 5,390,969 shares as to which Vanguard and its affiliates have sole dispositive power and 136,692 as to which Vanguard and its affiliates have shared dispositive power. Beneficial ownership information is based on a

  Schedule 13G filed with the SEC on February 12, 2013. The address of Vanguard and its affiliates is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(7)
Includes 124,000 options to purchase shares vested and exercisable within 60 days of May 30, 2013. Includes 5,000 shares subject to RSUs that may be acquired within 60 days of May 30, 2013.

(8)
Includes 50,000 options to purchase shares vested and exercisable within 60 days of May 30, 2013. Includes 5,000 shares subject to RSUs that may be acquired within 60 days of May 30, 2013.

(9)
Includes 129,000 options to purchase shares vested and exercisable within 60 days of May 30, 2013. Includes 5,000 shares subject to RSUs that may be acquired within 60 days of May 30, 2013.

(10)
Includes (i) 119,925 shares held by the Leland F. Wilson Living Trust dated July 20, 1999 of which Mr. Wilson is a trustee; and (ii) 2,101,312 options to purchase shares vested and exercisable within 60 days of May 30, 2013. The Company's Definitive Proxy Statement on DEF 14A filed with the SEC on April 25, 2012, or the 2012 Proxy Statement, reported that as of April 2, 2012, Mr. Wilson beneficially held 4,419,538 shares of our Common Stock, or 4.4% of our Common Stock, including (i) shares held by the Leland F. Wilson Living Trust dated July 20, 1999 of which Mr. Wilson is a trustee; and (ii) 4,301,267 options to purchase shares vested and exercisable within 60 days of April 2, 2012. However, the Company has determined that, due to a computational error, the 2012 Proxy Statement incorrectly reported Mr. Wilson's beneficial ownership as of April 2, 2012. Mr. Wilson actually beneficially held 2,055,251 shares of our Common Stock, or 2.1% of our Common Stock, as of April, 2, 2012, including (i) shares held by the Leland F. Wilson Living Trust dated July 20, 1999 of which Mr. Wilson is a trustee; and (ii) 1,936,980 options to purchase shares vested and exercisable within 60 days of April 2, 2012.

(11)
Includes 848,080 options to purchase shares vested and exercisable within 60 days of May 30, 2013.

(12)
Includes 453,748 options to purchase shares vested and exercisable within 60 days of May 30, 2013.

(13)
Includes 317,748 options to purchase shares vested and exercisable within 60 days of May 30, 2013.

(14)
Includes 160,060 options to purchase shares vested and exercisable within 60 days of May 30, 2013.

(15)
Includes 284,997 options to purchase shares vested and exercisable within 60 days of May 30, 2013.

(16)
Includes 124,581 options to purchase shares vested and exercisable within 60 days of May 30, 2013.

(17)
Includes 4,667,069 options to purchase shares vested and exercisable within 60 days of May 30, 2013. Includes 15,000 shares subject to RSUs that may be acquired within 60 days of May 30, 2013. The 2012 Proxy Statement reported that as of April 2, 2012, all directors and officers as a group (12 persons) beneficially held 7,014,840 shares of our Common Stock, or 7.0% of our Common Stock, including 6,665,554 options to purchase shares vested and exercisable within 60 days of April 2, 2012. However, as further described in footnote (11) above, the Company has determined that, due to a computational error, the 2012 Proxy Statement incorrectly reported Mr. Wilson's beneficial ownership as of April 2, 2012 and, accordingly, reported beneficial ownership of all directors and officers as a group incorrectly as of April 2, 2012. All directors and officers as a group actually beneficially held 4,650,553 shares of our Common Stock, or 4.7% of our Common Stock, including 4,301,267 options to purchase shares vested and exercisable within 60 days as of April 2, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file certain reports of ownership with the SEC. Such officers, directors and stockholders are also required by SEC rules to provide us with copies of all Section 16(a) forms that they file. Based solely on its review of copies of such forms received by us or on written representations from certain reporting persons submitted to us during the year ended December 31, 2012, we believe that during the period from January 1, 2012 to December 31, 2012, all of our executive officers, directors and 10% stockholders complied with all Section 16(a) requirements except as follows: one late Form 4 for Mr. Wilson was filed on July 2, 2012, reporting the exercise of a stock option grant and subsequent sale of the underlying shares under a Rule 10b5-1 trading plan and one late Form 4 for Mr. Casamento was filed on April 22, 2013 for the gift of 61,000 shares of VIVUS Common Stock to a blind trust managed by a third-party trustee over which Mr. Casamento has no control over transactions in the shares held by the trust and no right to control voting of the shares or the disposition of proceeds upon sale.

Equity Compensation Plan Information

        We currently maintain three equity-based compensation plans that have been approved by the stockholders—the 1994 Employee Stock Purchase Plan, the 2001 Stock Option Plan and the 2010 Equity Incentive Plan. The following table sets forth, for each of our equity-based compensation plans, the number of shares of our Common Stock subject to outstanding options and rights, the weighted-average exercise price of outstanding options, and the number of shares available for future award grants as of December 31, 2012:

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options and Rights(1)	Weighted-Average Exercise Price of Outstanding Options and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in the first column)(3)
Equity compensation plans approved by security holders	8,220,917	$10.33	5,347,493
Equity compensation plans not approved by security holders(2)	325,000	$10.19	—

Total	8,545,917	$10.32	5,347,493

(1)
Consists of two plans: the 2001 Stock Option Plan and the 2010 Equity Incentive Plan.

(2)
On April 30, 2010, our Board of Directors granted an option to purchase 400,000 shares of our common stock, or the Inducement Grant, to Michael P. Miller, our Senior Vice President and Chief Commercial Officer. The Inducement Grant was granted outside of our 2010 Equity Incentive Plan and without stockholder approval pursuant to NASDAQ Listing Rule 5635(c)(4) and is subject to the terms and conditions of the Stand Alone Stock Option Agreement between the Company and Michael P. Miller.

(3)
Includes 4,745,966 shares for the 2010 Equity Incentive Plan and 601,527 shares for the 1994 Employee Stock Purchase Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Change of Control and Severance Agreements with Executive Officers

        Our executive officers, excluding our Chief Executive Officer, have Change of Control and Severance Agreements that provide for certain benefits in the event of a change of control. In addition, our Chief Executive Officer's employment agreement (see "Compensation and Discussion Analysis—Employment Agreement") also provides for certain benefits in the event of a change of control.

        The Change of Control and Severance Agreements recognized that there may be periods where another company or another entity considers the possibility of acquiring the Company or that a change in our management may otherwise occur (collectively known as a Change of Control), with or without the approval of our Board of Directors. The Change of Control and Severance Agreements recognized that such an event may cause a distraction to employees, which may in turn cause employees to consider alternative employment opportunities. The Board of Directors determined that it was in the best interest of the Company to give such employees an incentive to continue their employment during periods where the threat or occurrence of a Change of Control may exist. The Change of Control and Severance Agreements are discussed in more detail in the section under "Potential Payments Upon Termination or Change of Control for each Named Executive Officer" on page 52 of this Proxy Statement.

 Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with us.

Review, Approval or Ratification of Transactions with Related Parties

        We, or one of our subsidiaries, may occasionally enter into transactions with certain "related parties." Related parties include our executive officers, directors, nominees for directors, or 5% or more beneficial owners of our Common Stock and immediate family members of these persons. We refer to transactions in which the related party has a direct or indirect material interest as "related party transactions." Each related party transaction must follow the procedures set forth in the Company's Code of Business Conduct and Ethics and be reviewed and approved by the Audit Committee prior to the entering into of such transaction.

        The Audit Committee considers all relevant factors when determining whether to approve a related party transaction including, without limitation, the following:

  •
  the extent of the related party's interest in the related party transaction;

  •
  the aggregate value of the related party transaction;

  •
  the benefit to the Company; and

  •
  whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

        Under the rules of the SEC, eligible stockholders may submit proposals for inclusion in the proxy statement for our 2014 annual meeting. In order for a proposal to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value, whichever is less, of shares of our common stock entitled to be voted on that proposal at the meeting, and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the stockholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the SEC.

        Stockholder proposals must be submitted in writing and must be received by the Company's Corporate Secretary on or before February 5, 2014 for them to be considered for inclusion in the 2014 proxy statement.

        If you wish to nominate a director or submit a proposal that is not to be included in the 2014 proxy statement, the proposal must be received by the Company's Corporate Secretary on or between March 17, 2014 and April 16, 2014.

        In accordance with our bylaws, the required notice of a nomination for director must include, among other things, (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of VIVUS shares that are beneficially owned by such nominee, (4) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (5) any other information relating to such nominee that is required to be disclosed in the solicitations for proxies for elections of directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). Only persons who are nominated in the manner described in our bylaws are eligible to be elected as directors at meetings of our stockholders, and the Chairman of a meeting of our stockholders may refuse to acknowledge a nomination that is not made in compliance with the required notice procedure.

        All proposals for inclusion in the 2014 proxy statement or consideration at the 2014 annual meeting must set forth the information required by our bylaws, a copy of which is available upon written request to VIVUS, Inc., 351 East Evelyn Avenue, Mountain View, CA 94041, Attention: Corporate Secretary. Proposals should be addressed to:

Corporate Secretary
VIVUS, Inc.
351 East Evelyn Avenue
Mountain View, CA 94041

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you share an address with another stockholder and have received only one set of this year's proxy materials and you wish to receive a separate copy, please notify us in writing to our Corporate Secretary at VIVUS, Inc., 351 East Evelyn Avenue, Mountain View, CA 94041, or via phone at 650-934-5200 and we will deliver a separate copy to you promptly.

        Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent thereto. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker. You may also call (800) 662-5200 or (203) 658-9400 or direct your written request to Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, and include your name, the name of your broker or other nominee, and your account number(s). Stockholders who received multiple copies of the Proxy Statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        Other than matters and proposals described in this Proxy Statement, we have not received valid notice of any other business to be acted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed GOLD proxy card to vote the shares they represent as the Board of Directors may recommend.

        It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying GOLD proxy card in the enclosed envelope at your earliest convenience.

                                                                                             The Board of Directors

Mountain View, California
June 3, 2013

ANNEX A

VIVUS's Board of Directors and Certain Executive Officers

        The following sections ("Directors and Nominees" and "Officers and Employees") set forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of our directors, nominees, officers and employees who, under the rules of the SEC, are "participants" in our solicitation of proxies from our stockholders in connection with our 2013 Annual Meeting.

Directors and Nominees

        The principal occupations of our directors and nominees who are "participants" in our solicitation are set forth under the section above entitled "Proposal No. 1: Election of Directors" of this Proxy Statement. The name, principal occupation and business address of the organization of employment of our directors and nominees are as follows:

Name	Occupation	Business Address
Leland F. Wilson	Chief Executive Officer of VIVUS	VIVUS, Inc. 1172 Castro Street Mountain View, CA 94040
Peter Y. Tam	President of VIVUS	VIVUS, Inc. 1172 Castro Street Mountain View, CA 94040
Mark B. Logan	Chairman of the Board of Directors of VIVUS	VIVUS, Inc. 1172 Castro Street Mountain View, CA 94040
J. Martin Carroll	Retired	Boehringer Ingelheim c/o Linda Fisher 900 Ridgebury Road Ridgefield, CT 06877
Charles J. Casamento	Executive Director and Principal of The Sage Group, Inc.	The Sage Group, Inc. 1802 Route 31 North #381 Clinton, NJ 08809
Ernest Mario, Ph.D.	Chief Executive Officer and Chairman of the Board of Directors of Capnia, Inc.	Capnia, Inc. P.O. Box 445 20 Fairmount Avenue Chatham, NJ 07928
Linda M. Dairiki Shortliffe, M.D.	Professor of Urology at Stanford University School of Medicine	Stanford University School of Medicine, Department of Urology SUMC S-287 MC: 5118 300 Pasteur Drive Stanford, CA 94305-5118
Robert N. Wilson	Chairman of Mevion Medical Systems, Inc.	Mevion Medical Systems, Inc. 300 Foster Street Littleton, MA 01460
Jorge Plutzky, M.D.	Associate Physician, Cardiologist, Brigham and Women's Hospital	Brigham and Women's Hospital 77 Avenue Louis Pasteur, New Research Building, NRB 742 Boston, MA 02115

A-1

 Officers and Employees

        The principal occupations of our executive officers and employees who are "participants" in our solicitation of proxies are set forth below. The principal occupation refers to such person's position with our Company, and the business address for each person is VIVUS, Inc., 1172 Castro Street, Mountain View, CA 94040.

Name	Occupation
Leland F. Wilson	Chief Executive Officer and Director
Peter Y. Tam	President and Director
Timothy E. Morris	Senior Vice President Finance and Global Corporate Development and Chief Financial Officer

Information Regarding Ownership of the Company's Securities by Participants

        The shares of our Common Stock beneficially owned or held as of May 30, 2013 by the persons listed above under "Directors and Nominees" and "Officers and Employees" are set forth in the section entitled "Security Ownership of Certain Beneficial Owners and Management" on page 58 of this Proxy Statement.

        No participant owns any VIVUS securities of record that such participant does not own beneficially.

A-2

ANNEX B

Information Concerning Persons who are Participants in VIVUS's Solicitation of Proxies

        The following tables set forth information concerning persons who, under SEC rules, are "participants" in the solicitation of proxies by VIVUS in connection with the Annual Meeting.

Information Regarding Transactions in VIVUS's Securities by VIVUS Participants in the Past Two Years

        Except set forth in the table below, no VIVUS participant has made any purchases or sales of VIVUS's Common Stock since June 2, 2011. Unless otherwise indicated, all transactions were in the open market and neither the purchase price nor the market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Leland F. Wilson	11/14/2011	962	Acquisition—Purchase of Common Stock through the Employee Stock Purchase Plan
Leland F. Wilson	1/27/2012	12,007	Acquisition—Stock option grant
Leland F. Wilson	1/27/2012	328,993	Acquisition—Stock option grant
Leland F. Wilson	2/23/2012	72,875	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/23/2012	(72,875)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/23/2012	77,125	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/23/2012	(77,125)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/27/2012	22,875	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/27/2012	(22,875)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/27/2012	5,027	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/27/2012	(5,027)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Leland F. Wilson	2/27/2012	22,098	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	2/27/2012	(22,098)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	5/14/2012	841	Acquisition—Purchase of Common Stock through the Employee Stock Purchase Plan
Leland F. Wilson	6/11/2012	23,880	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	6/11/2012	(23,880)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	6/11/2012	26,120	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	6/11/2012	(26,120)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	6/27/2012	50,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	6/27/2012	(50,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	7/18/2012	50,315	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	7/18/2012	(50,315)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	7/18/2012	29,003	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	7/18/2012	(29,003)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Leland F. Wilson	7/18/2012	20,682	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	7/18/2012	(20,682)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Leland F. Wilson	11/14/2012	813	Acquisition—Purchase of Common Stock through the Employee Stock Purchase Plan
Leland F. Wilson	1/25/2013	5,333	Acquisition—Stock option grant
Leland F. Wilson	1/25/2013	194,667	Acquisition—Stock option grant
Peter Y. Tam	7/11/2011	5,000	Acquisition—Option exercise
Peter Y. Tam	1/10/2012	(12,386)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	1/11/2012	(27,014)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	1/27/2012	9,001	Acquisition—Stock option grant
Peter Y. Tam	1/27/2012	96,999	Acquisition—Stock option grant
Peter Y. Tam	5/14/2012	1,408	Acquisition—Purchase of Common Stock through the Employee Stock Purchase Plan
Peter Y. Tam	06/14/2012	21,250	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(21,250)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	8,750	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(8,750)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	17,467	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Peter Y. Tam	06/14/2012	(17,467)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	8,783	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(8,783)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	20,026	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(20,026)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	14,974	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(14,974)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	15,822	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(15,822)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	19,178	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(19,178)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	13,481	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(13,481)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Peter Y. Tam	06/14/2012	21,159	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(21,159)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	20,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(20,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	4,102	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(4,102)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	15,898	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(15,898)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	9,480	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(9,480)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	25,520	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	06/14/2012	(25,520)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	6/14/2012	(60,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Peter Y. Tam	6/18/2012	20,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	6/18/2012	(20,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	6/19/2012	20,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	6/19/2012	(20,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	7/18/2012	25,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	7/18/2012	(25,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Peter Y. Tam	11/14/2012	447	Acquisition—Purchase of Common Stock through the Employee Stock Purchase Plan
Peter Y. Tam	1/25/2013	8,841	Acquisition—Stock option grant
Peter Y. Tam	1/25/2013	131,159	Acquisition—Stock option grant
Mark B. Logan	6/17/2011	8,000	Acquisition—Stock option grant
Mark B. Logan	1/27/2012	25,000	Acquisition—Stock option grant
Mark B. Logan	3/16/2012	2,000	Acquisition—Option exercise
Mark B. Logan	3/16/2012	(2,000)	Disposition—Same-day sale
Mark B. Logan	3/16/2012	4,000	Acquisition—Option exercise
Mark B. Logan	3/16/2012	(4,000)	Disposition—Same-day sale
Mark B. Logan	3/16/2012	8,000	Acquisition—Option exercise
Mark B. Logan	3/16/2012	(8,000)	Disposition—Same-day sale
Mark B. Logan	6/15/2012	5,000	Acquisition—Restricted stock unit grant
Mark B. Logan	8/13/2012	18,184	Acquisition—Option exercise
Mark B. Logan	8/13/2012	(18,184)	Disposition—Same-day sale
Mark B. Logan	8/14/2012	11,816	Acquisition—Option exercise
Mark B. Logan	8/14/2012	(11,816)	Disposition—Same-day sale

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Mark B. Logan	8/14/2012	8,000	Acquisition—Option exercise
Mark B. Logan	8/14/2012	(8,000)	Disposition—Same-day sale
Mark B. Logan	8/14/2012	22,000	Acquisition—Option exercise
Mark B. Logan	8/14/2012	(22,000)	Disposition—Same-day sale
Mark B. Logan	8/14/2012	8,000	Acquisition—Option exercise
Mark B. Logan	8/14/2012	(8,000)	Disposition—Same-day sale
Mark B. Logan	1/25/2013	21,125	Acquisition—Restricted stock unit grant
J. Martin Carroll	5/9/2013	20,000	Acquisition—Restricted stock unit grant
Charles J. Casamento	6/17/2011	8,000	Acquisition—Stock option grant
Charles J. Casamento	12/6/2011	25,000	Acquisition—Option exercise
Charles J. Casamento	12/14/2011	(25,000)	Disposition—Gift
Charles J. Casamento	1/27/2012	25,000	Acquisition—Stock option grant
Charles J. Casamento	2/27/2012	4,000	Acquisition—Option exercise
Charles J. Casamento	2/27/2012	8,000	Acquisition—Option exercise
Charles J. Casamento	2/27/2012	24,000	Acquisition—Option exercise
Charles J. Casamento	3/12/2012	8,000	Acquisition—Option exercise
Charles J. Casamento	3/12/2012	(8,000)	Disposition—Same-day sale
Charles J. Casamento	3/12/2012	25,000	Acquisition—Option exercise
Charles J. Casamento	3/12/2012	(25,000)	Disposition—Same-day sale
Charles J. Casamento	3/12/2012	4,000	Acquisition—Option exercise
Charles J. Casamento	3/12/2012	(4,000)	Disposition—Same-day sale
Charles J. Casamento	4/5/2012	(36,000)	Disposition—Gift
Charles J. Casamento	6/15/2012	5,000	Acquisition—Restricted stock unit grant
Charles J. Casamento	8/20/2012	8,000	Acquisition—Option exercise
Charles J. Casamento	8/20/2012	(8,000)	Disposition—Same-day sale
Charles J. Casamento	1/25/2013	21,125	Acquisition—Restricted stock unit grant
Ernest Mario, Ph.D.	4/25/2012	20,000	Acquisition—Restricted stock unit grant
Ernest Mario, Ph.D.	8/9/2012	15,000	Acquisition—Open market purchase

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Ernest Mario, Ph.D.	8/10/2012	5,000	Acquisition—Open market purchase
Ernest Mario, Ph.D.	8/20/2012	5,000	Acquisition—Open market purchase
Ernest Mario, Ph.D.	1/25/2012	21,125	Acquisition—Restricted stock unit grant
Ernest Mario, Ph.D.	5/29/2013	15,000	Acquisition—Open market purchase
Jorge Plutzky, M.D.	5/10/2013	20,000	Acquisition—Restricted stock unit grant
Linda M. Dairiki Shortliffe, M.D.	6/17/2011	8,000	Acquisition—Stock option grant
Linda M. Dairiki Shortliffe, M.D.	1/27/2012	25,000	Acquisition—Stock option grant
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	8,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(8,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	2,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(2,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	8,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(8,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	2,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(2,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	8,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(8,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	2,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(2,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	8,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(8,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	2,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(2,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	4,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(4,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	8,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	3/8/2012	(8,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	6/15/2012	5,000	Acquisition—Restricted stock unit grant
Linda M. Dairiki Shortliffe, M.D.	8/10/2012	25,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	8/10/2012	(25,000)	Disposition—Same-day sale

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Linda M. Dairiki Shortliffe, M.D.	8/13/2012	20,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	8/13/2012	(20,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	8/14/2012	10,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	8/14/2012	(10,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	8/14/2012	8,000	Acquisition—Option exercise
Linda M. Dairiki Shortliffe, M.D.	8/14/2012	(8,000)	Disposition—Same-day sale
Linda M. Dairiki Shortliffe, M.D.	1/25/2013	21,125	Acquisition—Restricted stock unit grant
Robert N. Wilson	4/26/2013	20,000	Acquisition—Restricted stock unit grant
Timothy E. Morris	1/27/2012	8,970	Acquisition—Stock option grant
Timothy E. Morris	1/27/2012	81,030	Acquisition—Stock option grant
Timothy E. Morris	2/23/2012	4,267	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(4,267)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	91	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(91)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	56,183	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(56,183)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	43,817	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(43,817)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Timothy E. Morris	2/23/2012	25,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(25,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	125,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(125,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	25,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(25,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	20,544	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(20,544)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	4,456	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(4,456)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	25,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	2/23/2012	(25,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	7/18/2012	25,000	Acquisition—Option exercise pursuant to plans adopted pursuant to Rule 10b5-1

Name	Date	Number of Shares of Common Stock Acquired (Disposed of)	Transaction Type
Timothy E. Morris	7/18/2012	(25,000)	Disposition—Open market sale of Common Stock pursuant to plans adopted pursuant to Rule 10b5-1
Timothy E. Morris	1/25/2013	8,540	Acquisition—Stock option grant
Timothy E. Morris	1/25/2013	101,460	Acquisition—Stock option grant

Information Regarding Any Contracts, Arrangement or Understanding Involving VIVUS Common Stock and the VIVUS Participants in the Past Year

        Except as set forth in the tables below, since June 2, 2012, no VIVUS participant has been a party to any contract, arrangements or understandings with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Options Granted to Participants in the Past Year

Name	Grant Date	Number of Shares Underlying Options	Exercise Price Per Share
Leland F. Wilson	1/25/2013	5,333	$12.39	(1)
	1/25/2013	194,667	$12.39	(1)
Peter Y. Tam	1/25/2013	8,841	$12.39	(1)
	1/25/2013	131,159	$12.39	(1)
Timothy E. Morris	1/25/2013	8,540	$12.39	(1)
	1/25/2013	101,460	$12.39	(1)

(1)
25% of the total number of shares become exercisable on the first anniversary of the grant date and 1/48 of the total number of share become exercisable on the 25th of each month thereafter.

 Restricted Stock Units Granted to Participants in the Past Year

Name	Grant Date	Number of Shares Underlying Restricted Stock Units
Mark B. Logan	6/15/2012	5,000	(1)
	1/25/2013	21,125	(1)
J. Martin Carroll	5/9/2013	20,000	(2)
Charles J. Casamento	6/15/2012	5,000	(1)
	1/25/2013	21,125	(1)
Ernest Mario, Ph.D.	1/25/2013	21,125	(1)
Jorge Plutzky, M.D.	5/10/2013	20,000	(2)
Linda M. Dairiki Shortliffe, M.D.	6/15/2012	5,000	(1)
	1/25/2013	21,125	(1)
Robert N. Wilson	4/26/2013	20,000	(2)

(1)
Each restricted stock unit represents a contingent right to receive one share of VIVUS Common Stock. The restricted stock units vest 100% on the first anniversary of the award.

(2)
Each restricted stock unit represents a contingent right to receive one share of VIVUS Common Stock. The restricted stock units vest in four equal annual installments beginning on the first anniversary of the award.

Miscellaneous Information Regarding Participants

        Except as described in this Annex B or the Proxy Statement, to our knowledge:

  •
  No associate of any participant owns beneficially, directly or indirectly, any of our securities. No participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of VIVUS.

  •
  No participant nor any associate of a participant is a party to any transaction, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which (i) VIVUS was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any participant or any related person thereof had or will have a direct or indirect material interest.

  •
  No participant, nor any associate of a participant, has any arrangement or understanding with any person (i) with respect to any future employment by VIVUS or its affiliates or (ii) with respect to any future transactions to which VIVUS or any of its affiliates will or may be a party.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIVUS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held On July 15, 2013 The undersigned stockholder of VIVUS, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 3, 2013, and hereby appoints Leland F. Wilson and Timothy E. Morris and each or either of them, as proxies, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2013 annual meeting of stockholders of the Company to be held on Monday, July 15, 2013, at 8:00 a.m., Pacific time, at 351 East Evelyn Avenue, Mountain View, CA 94041 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. ANY STOCKHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR ANY PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES AT THE MEETING ON SUCH PROPOSAL. IN THAT CASE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, AS APPLICABLE, “FOR ALL” OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” EACH OF PROPOSALS 2 AND 3 AND “AGAINST” PROPOSAL 4. Meeting Attendance: Mark box to the right if you plan to attend the annual meeting. Marking the box is not mandatory. Stockholders may attend the annual meeting even if the box is not marked. CONTINUED ON REVERSE SIDE GOLD PROXY TO VOTE BY MAIL, PLEASE DETACH HERE Your vote is important, regardless of the number of shares you own. Please vote your GOLD proxy today.

Please mark vote as indicated in this example X PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. 5TO VOTE BY MAIL, PLEASE DETACH HERE5 VOTE BY INTERNET OR TELEPHONE QUICK . . . EASY . . . IMMEDIATE Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. VOTE BY INTERNET: The web address is www.proxyvoting.com/Vivus You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. VOTE BY PHONE: Call . . Toll Free . . On a Touch-Tone Telephone 1-877-482-6154 . You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. . You are encouraged to review each proposal and select a voting choice before you submit your proxy. THANK YOU FOR VOTING. CONTROL NUMBER for Internet/Telephone Voting Date: , 2013 Signature Signature (Joint Owner) Title(s) Please sign exactly as your name(s) appear hereon. All holders should sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized person. Election of Directors – The Company’s Board of Directors recommends a vote “FOR ALL” of the nominees listed below. 1. Election to the Board of Directors of the nine director nominees listed below to serve until the 2014 annual meeting of stockholders and until their respective successors are elected and qualified. 01 Leland F. Wilson 02 Peter Y. Tam 03 Mark B. Logan The Company’s Board of Directors recommends a vote “FOR” each of Proposals 2 and 3. 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of Independent Registered Public Accounting Firm. The Company’s Board of Directors recommends a vote “AGAINST” Proposal 4. 4. Repeal any amendment to VIVUS, Inc.’s Amended and Restated Bylaws in effect as of April 18, 2012, as amended on February 20, 2013, that is inconsistent with the election of First Manhattan Co.’s nominees. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD ALL NOMINEES FOR ALL NOMINEES EXCEPT To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and write the number(s) of the nominee(s) on the line below. 04 J. Martin Carroll 05 Charles J. Casamento 06 Ernest Mario, Ph.D. 07 Jorge Plutzky, M.D. 08 Linda M. Dairiki Shortliffe, M.D. 09 Robert N. Wilson In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof. FOR AGAINST ABSTAIN